EXHIBIT 10.1

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AS INDICATED BY [REDACTED] AND SEPARATELY FILED WITH THE COMMISSION.

December 1, 2008

Mr. Michael Schmidt
Avis Budget Car Rental, LLC
6 Sylvan Way
Parsippany, N.J. 07054

Dear Mr. Schmidt:

This letter will confirm the agreement (“Agreement”) reached between Avis Budget Car Rental, LLC and General Motors (“GM”) regarding Avis Budget Car Rental, LLC’s  (“ABG”) purchase or lease of GM vehicles for model year 2009.  The details of this Agreement are as follows:

2009 MY Daily Rental Repurchase Program
1.
Avis Budget Car Rental, LLC will purchase or lease from GM dealers of their choice a minimum quantity of 2009 model GM vehicles under the terms and conditions of GM’s 2009 Model Year Daily Rental Purchase Program (as provided in Attachment 1).  Avis Budget Car Rental, LLC has agreed to purchase these GM vehicles in a mix which includes a considerable number of GM’s higher priced models and which represents a higher percentage of these units than Avis Budget Car Rental, LLC otherwise would purchase.  The agreed mix of units is listed in Attachment 2.

a.
GM or its subsidiary will purchase such model year 2009 vehicles from Avis Budget Car Rental, LLC (to the extent tendered to GM or its subsidiary) in accordance with the terms and conditions of GM’s 2009 Model Year Daily Rental Purchase Program.

2.
GM agrees to offer Avis Budget Car Rental, LLC the availability of the YT1 2009 Model Year Daily Rental Short-Term Purchase Program with a cap of [REDACTED] of the total volume purchase.  If the limits for YT1 are exceeded, GM will request reimbursement for depreciation for the number of units that exceed the YT1 limits.  Refer to Attachment 3 for program guidelines.  Specified rates and brands are described in Attachment 3A.

a.
GM or its subsidiary will purchase from Avis Budget Car Rental, LLC (to the extent tendered to GM or its subsidiary) vehicles acquired by Avis Budget Car Rental, LLC under the YT1 2009 Model Year Daily Rental Short-Term Purchase Program in accordance with the terms and conditions of such YT1 2009MY Daily Rental Short-Term Purchase Program.

3.	Avis Budget Car Rental, LLC agrees to the following conditions for all production after April 17, 2008:
a.  Avis Budget Car Rental, LLC will attempt to place orders no more than 30% or less than 20% of a month’s production in any week provided GM can make such a production commitment. After two weeks of moving orders to event code 3000 for a given production period the orders will be deemed to comply with the limitation indicated above.

b.  All vehicle minimum equipment requirements will be placed for production on a monthly basis.

c.  Any vehicles which do not meet the minimum equipment requirements will be deducted from the Model Year Bonus as provided in Paragraph 7.

4.
In exchange for ABG’s Agreement to purchase, promote, and service the number of 2009 models and in a vehicle mix satisfactory to GM, as described in Attachment 2. GM will provide Avis Budget Car Rental, LLC with the per unit amounts detailed in Attachment 2 in addition to any incentives due under the terms and conditions of GM’s 2009 Model Year Daily Rental Purchase Program. Payment of these per unit amounts will be made upon submission of such vehicles in accordance with Paragraph 10.

5.
GM shall offer Avis Budget Car Rental, LLC a 2009 Model Year Reclassification Program.  The 2009 Model Year reclassification payments will be based upon the attached schedule and guidelines. (See Attachment 4 and 4A).  Avis Budget Car Rental, LLC must submit 3.0% of its total 2009 model year daily rental vehicle purchases (excluding any type of rejected turn-back vehicles) before GM will process any incentives toward a reclassification application.  These vehicles must be identified by VIN through electronic media transmission to GM (C3 De-Enroll File Format). Once processed, these units will be identified in the GM’s Auction System (RIMS) as permanent auction rejects and will be ineligible for return to GM.  GM agrees to remove from the calculation of the requirement of an average of [REDACTED] prior to resale, any vehicle(s) that are taken out of the normal used vehicle stream of commerce by virtue of being damaged and not repaired and sold in that condition.  GM agrees to provide the per unit amount detailed in Attachment 4A in addition to any incentives due under the terms and conditions of GM’s 2009 Model Year Daily Rental Purchase Program.  The payment will be made on a quarterly basis in the months of March, June, September and December in accordance with the terms set forth in Paragraph 10.

2009MY National Fleet Risk Purchase Program
6.
Avis Budget Car Rental, LLC shall purchase 2009 models noted in Attachment 6 under the terms and conditions of the 2009 Model Year National Fleet Risk Purchase Program (VX7 Program - refer to Attachment 5 for program guidelines) and in exchange GM agrees to provide a per unit amount detailed in Attachment 6 in addition to any incentives due under the terms and conditions of GM’s 2009 Model Year National Risk Purchase Program. All incremental monies due to up level minimum trim requirements will be paid in September of 2009 after purchase requirements have been verified by General Motors.   Payment of these amounts will be made upon submission of such vehicles in accordance with Paragraph 10.

Provisions Applicable to Both Programs
7.
GM agrees to provide the following total model year volume bonus payment, providing Avis Budget Car Rental, LLC meets the required total model year volume commitment, placing final model year orders for production by July 31, 2009. Avis Budget Car Rental, LLC’s vehicle production orders must be accepted in GM’s Vehicle Order Management System (VOMS) by April 17, 2009.

Model Year Bonus	Volume 09MY	09 MY Order Bonus	09 MY Order Bonus
$/Unit
Orders placed in VOMS by April 17, 2009		[REDACTED]

Above required volume is a combination of Daily Rental Purchase Programs (VN9, YT1) and National Fleet Risk Purchase Program (VX7) units and includes the total of purchases made by Avis Budget Car Rental, LLC as part of the total volume requirement for the specific bonus level attainment.

If Avis Budget Car Rental, LLC exceeds the highest volume bonus level as noted above, GM will maintain the $/per unit payment for each unit at or above that level.  All payments of the above sums will be made in September of 2009, and handled under the terms and conditions of Paragraph 10, excluding the requirement of the electronic media transmission to RIMS.

All vehicle minimum equipment requirements must be met by carline and by program (VN9 or VX7) per the terms of Attachments 1D, 3B, and 5A.  If minimum equipment requirements are not met by Avis Budget Car Rental for the carline, [REDACTED] unless Avis places an order for and General Motors cannot build any of such vehicles with the required minimum equipment.  As an example, if minimum equipment requirements are not met for Impala under the VN9 program (Attachment 1D, 3B), [REDACTED] provided that GM can build all the Impalas with the required minimum equipment.

8.
GM will provide to Avis Budget Car Rental, LLC a 2009 Model Year RET Bonus for units ordered by November 1, 2008  for production in the 2008 Calendar Year.   This bonus payment will not exceed the maximum of [REDACTED] on the below table and is incremental to the model year bonus described in Paragraph 7. This bonus is payable in September 2009 and payment will be made in accordance with Paragraph 10, excluding the requirement of an electronic media transmission to RIMS.

RET Bonus	Volume By Dec 08CY	09 MY RET Bonus	09 MY RET Bonus
$/Unit
[REDACTED]

9.
GM will provide to Avis Budget Car Rental, LLC an additional Order Bonus of [REDACTED] per unit for units ordered for production in December 2008 in excess of the [REDACTED] units discussed in Paragraph 8 up to a maximum of 10,000 units.  The amount of [REDACTED] is the maximum amount available under this bonus and is incremental to the model year bonus described in Paragraph 7 and the RET Bonus described in Paragraph 8.  [REDACTED] of this bonus is payable in January 2009 to correspond with the 7,428 VX7 units ordered.  The remaining [REDACTED] is payable in September 2009.   Payments will be made in accordance with Paragraph 10, excluding the requirement of an electronic media transmission to RIMS.

10.
GM will pay to Avis Budget Car Rental, LLC the per unit amount described in Paragraphs 4, 5, 6, 7, 8 and 9 by the fourth Thursday of the month following vehicle delivery and receipt of an electronic media transmission to GM’s Remarketing Information System (RIMS) by the second Friday of the month.  An electronic media transmission received after the second Friday of the month will be paid by the fourth Thursday of the following month.  If the fourth Thursday is a banking holiday, funds will be received the next banking day.  This electronic media transmission must include VIN numbers on the portion of the minimum quantity agreed to in Attachment 2 and Attachment 6, delivered in the preceding month, and not covered in previous payments.  Application for this incentive must be made no later than December 31, 2009.  A complete schedule of due dates and payment dates is detailed in Attachment 10.

a.
 It is understood that payments of the per unit amount due to Avis Budget Car Rental, LLC under paragraphs 4, 5, 6, 7, 8 and 9 are based upon achieving the agreed to purchase volume requirements referenced in such paragraphs.  The agreed to volume and mix requirements in Attachment 2  and Attachment 6 are subject to adjustments with General Motors prior approval.  Should GM agree to an adjustment, changes will be reflected on a quarterly basis and a revised Attachment 2 and Attachment 6 will be updated and signed by both parties.  Actual approved volumes and contractual stated volumes can vary based on the timing of contractual updates.  Any payments received prior to attaining the indicated volume will be returnable to GM at the close of the model year should the volume not be attained by Avis Budget Car Rental, LLC.  Any pro rata monthly payment processed in error on volume not approved by GM can be charged back through open account the following month at GM’s discretion.

b.	All financial transactions related to the application of these incentives will be made in accordance with the information provided on Attachment 11.
c.
It is understood that payments of the per unit amount due to Avis Budget Car Rental, LLC under paragraphs 4, 5, 6, 7 8 and 9 are being made in the ordinary course of business, consistent with GM’s prior payment practices with Avis Budget Car Rental, LLC under GM’s 2007 and 2008 Model Year Purchase Programs.

11.
In the event that Avis Budget Car Rental, LLC does not purchase or lease the agreed number of vehicles at the agreed mix stated in Attachment 2 and Attachment 6, save for GM’s failure to deliver, all payments made to Avis Budget Car Rental, LLC as described in Paragraph 10 by General Motors will be reimbursed to GM on demand subject to Paragraph 14 and 21.

12.
In the event Avis Budget Car Rental, LLC chooses to cancel any order placed by Avis Budget Car Rental, LLC through GM dealers, at event code 3000, GM will assess a penalty of $500 per vehicle to be paid to GM upon demand. This penalty will be waived if the current production week has been delayed more than three weeks from the original requested production week. Further, this penalty will not apply if Avis Budget Car Rental, LLC chooses to redirect the shipment of any vehicles in event code 3000.

13.
All volume and mix requirements are subject to reasonable minor adjustments based upon mutual agreement between the parties.  It is understood that these adjustments may require Avis Budget Car Rental, LLC to purchase a comparably priced mix of product.

14.
In the event that either party cannot fulfill any terms of this Agreement due to eventsbeyond its control, such as acts of God, acts of terror, labor disputes, or severe economic downturn as defined by the Federal Government, the parties will enter negotiations with the intent of allowing both to continue business without substantial penalty.

15.
Avis Budget Car Rental, LLC agrees that in all advertising and promotional materials, developed for its Avis brand during the 2009 Model Year (September 1, 2008 through August 31, 2009), Avis advertising will feature only General Motors products where any vehicle is featured or promoted.  Consequently, when Avis advertising or promotional materials feature or promote a vehicle, a General Motors product shall be featured and promoted provided GM manufactures a vehicle in the advertised segment in accordance with the custom of the Rent A Car industry with a tag line substantially similar to the following:

“We feature (Trade name GM vehicle) and other fine GM vehicles”

Refer to Attachment 7 for further guidelines relative to advertising and promotional materials.  In the event GM is not represented in a given segment, or is represented but chooses not to sell vehicles in that segment to Avis Budget Car Rental, LLC,  Avis Budget Car Rental, LLC is free to promote a non-GM vehicle in that rental segment.  It is the intent of Avis Budget Car Rental, LLC to feature General Motors products at its Avis brand, including Avis advertising, and promotions. This commitment will not apply to activities that are internet based. It is understood that vehicles will be moved between Rent A Car brands owned by Avis Budget Car Rental, LLC (“Avis” and ”Budget)

16.	If Avis Budget Car Rental, LLC purchases an existing Avis Licensee or substantially all of the assets of an existing Avis Licensee during the 2009 model year, and such existing Avis Licensee is:

A participating Avis Licensee under the terms of the Agreement between the Avis Licensee Association and GM for the 2009 Model Year (“ALA Agreement”), GM agrees to accept an assignment to Avis Budget Car Rental, LLC of the purchase volume, mix, and monies identified in the Participation Form executed by the Participating Avis Licensee under the ALA  Agreement;

Provided such agreement is signed by such existing Avis Licensee, the Avis Licensee Association, if applicable, and Avis Budget Car Rental, LLC, and is in a form acceptable to GM.

17.	If Avis Budget Car Rental, LLC purchases an existing Budget Licensee or substantially all of the assets of an existing licensee during the 2009 model year, and such existing Budget Licensee is:

A participating  Budget Licensee under the terms of the Agreement between the Car Rental Licensee Association and GM for the 2009 Model Year, GM agrees to accept an assignment to Avis Budget Car Rental, LLC of the purchase volume, mix, and monies identified in the Participation Form executed by the Participating Budget Licensee under the Car Rental Licensee Association Agreement;

Provided such agreement is signed by such existing Budget Licensee, the Car Rental Licensee Association, if applicable, and Avis Budget Car Rental, LLC, and is in a form acceptable to GM.

18.
GM will provide Avis Budget Car Rental, LLC with GM’s 2009 Model Year Daily Rental Purchase Program depreciation rates as detailed in Attachments 1, 1A, 1B, and 3A on the units described in Attachment 2.  GM agrees that if such depreciation rates are reduced, Avis Budget Car Rental, LLC will receive a similar reduction.

19.
Avis Budget Car Rental, LLC will provide to GM, at the beginning of each month, a schedule of anticipated purchases of 2009 model year vehicles (model year fleet plan) by division and car line, by month and model year.  Avis Budget Car Rental, LLC, at a minimum, also agrees to provide to GM, by mid-month, a schedule of vehicle returns by month for the next 3 calendar months and to provide GM at the end of each month, a schedule of 2008 and 2009 model vehicle returns by month for the 2008 and 2009 calendar years.  Receipt of the information described in this Paragraph is a condition to  pay the dollar per unit amounts discussed in this Agreement.

20.
Avis Budget Car Rental, LLC shall retain any documents or records relevant to vehicles purchased under this Agreement or any GM program and/or claims submitted for payment under this Agreement or any other GM program for two years after the close of the program.  Avis Budget Car Rental, LLC agrees to permit any designated representative of GM to examine, audit, and take copies of any accounts and records Avis Budget Car Rental, LLC is to maintain under this Agreement.  Avis Budget Car Rental, LLC agrees to make such accounts and records readily available at its facilities during regular business hours.  GM agrees to furnish Avis Budget Car Rental, LLC with a list of any reproduced records.

21.
Part of the consideration for Avis Budget Car Rental, LLC’s entry into this Agreement is GM or its subsidiary’s continuing obligation to purchase vehicles from Avis Budget Car Rental, LLC in accordance with the terms of GM or its subsidiary’s 2008 Model Year Daily Rental Purchase Programs.  Accordingly, it shall be a condition to Avis Budget Car Rental, LLC’s obligations to purchase vehicles under this 2009 Model Year Daily Rental Purchase Program Agreement at any time that GM or its subsidiary has performed its vehicle purchase obligations in all material respects with respect to eligible vehicles tendered by Avis Budget Car Rental, LLC and under the terms of GM or its subsidiary’s 2008 model year Purchase Programs.

22.
Avis Budget Car Rental LLC agrees that it shall hold harmless General Motors Corporation, its subsidiaries, affiliates, or agents from any and all liabilities arising from making available auctions which it may sponsor, promote, organize, or otherwise create as a facility for sale of vehicles by an authorized auctioneer for the benefit of Avis Budget Car Rental LLC, except for the gross negligence or intentional misconduct by any of the indemnified parties.

MODEL YEARS 2010 THROUGH 2012
This letter also confirms the Agreement reached between Avis Budget Car Rental, LLC and GM regarding Avis Budget Car Rental, LLC’s purchase or lease of GM vehicles for model year 2010 through 2012.  The details of this Agreement are as follows:

23.
GM shall extend the terms and conditions of GM’s 2009 Model Year Daily Rental Purchase Program (refer Attachments 1, 1A and 1B) for model year 2010.  GM reserves the right to place “new” models (as defined by GM) on any of the four (4) 2009 MY purchase percentage tiers or create a new tier.  Additionally, GM reserves the right to shift vehicles only to higher percentage tiers, (e.g. shift from tier 1 to tier 2, thus lowering ABG’s vehicle depreciation cost).

GM reserves the right to revise depreciation rates in Attachment 1, 1A, 1B, and 3A in the 2010 through 2012 model year.

24.
GM shall commit to Avis Budget Car Rental, LLC the availability of daily rental vehicles under any or all of the following purchase programs, VX7, VN9, and YT1 for model years 2010 through 2012. GM and Avis Budget Car Rental, LLC agree that all volumes purchased under the VX 7 program will be combined with VN9 and YT1 volumes toward the overall volume commitment, and for model year volume bonus payments.

25.	GM agrees that Avis Budget Car Rental, LLC may purchase or lease from GM dealers of its choice a minimum of [REDACTED] vehicles each year in the 2010 through 2012 Model Years.

26.
GM and Avis Budget Car Rental, LLC agree that vehicle mix and production timing provided to Avis Budget Car Rental, LLC in Model Year 2010 through Model Year 2012 will be mutually satisfactory to both parties. GM and Avis Budget Car Rental, LLC also agree that the volume and mix of vehicles within the purchase categories, VX7, VN9 and YT1 will also be mutually satisfactory to both parties.

27.
During the term of this Agreement, provided GM can meet Avis Budget Car Rental, LLC’s Fleet Purchase requirements, Avis Budget Car Rental, LLC agrees that in all Avis brand advertising and promotional materials, which Avis Budget Car Rental, LLC undertakes for future model years, Avis will feature only General Motors products where any vehicle is featured or promoted as defined and outlined for the 2009 model year in Paragraph 15.  Accordingly, Avis Budget Car Rental, LLC agrees to allow such space in Avis advertising and include such tag lines as is in accordance with the custom of the trade and industry.  In exchange, GM will provide Avis Budget Car Rental, LLC with a base sum of [REDACTED] in each of the model years 2010 through 2012.  Should ABG choose to reduce purchase volume below [REDACTED] units in model years 2010 through 2012, the base sums will be maintained on a per unit basis [REDACTED] for the lower volumes purchased. Final incentives will be negotiated for each model year.  These sums are in addition to any incentives due under the terms and conditions of GM’s Model Year Daily Rental Fleet Programs, if any are available.

28.
General Motors is hereby notified that Avis Budget Car Rental, LLC” and its subsidiaries, AESOP Leasing L.P. (“AESOP Leasing”), Avis Rent A Car System, LLC. (“Avis”) and Budget Rent A Car System, Inc. (“Budget”), have engaged AESOP Exchange Corporation as a qualified intermediary (“QI”) for the purpose of facilitating a like kind exchange program under Section 1031 of the Internal Revenue Code of 1986, as amended.  As such, Avis Budget Car Rental, LLC, AESOP Leasing, Avis and Budget have assigned to AESOP Exchange Corporation, acting in its capacity as QI, all of their rights, but not their obligations, in any existing manufacturer purchase agreements they may have with General Motors either for the purchase of replacement vehicles or after a qualifier term of use for the purchase of relinquished vehicles.  This notification will apply to either all future purchases of replacement vehicles or the purchases of relinquished vehicles unless specifically excluded in writing.

29.
This Agreement is confidential between the Parties (Avis Budget Car Rental, LLC and GM) and is intended for the sole use of Avis Budget Car Rental, LLC and GM.  This Agreement may not be disclosed to any person, other than a party’s parent, subsidiaries, AESOP Leasing, and their respective outside counsel and accountants and interested financial institutions and the SEC, except as required by legal process without the consent of the other Party. In the event of legal process, the Party served shall notify the other Party or Parties to allow them sufficient time to interpose legal objections to disclosure.

30.
Selected General Motors vehicles are equipped with OnStar.  For details regarding notification of OnStar equipment and services, please refer to Attachment 8. Avis Budget Car Rental, LLC agrees to print the language contained in Attachment 8 in its rental contract at the next major printing of new contracts after the signing of this agreement.

This agreement shall in all respects be interpreted, enforced and governed under the laws of the state of Michigan, without regard to the conflicts of law and principles there of.

This letter represents the sole agreement, regarding the subjects herein, between Avis Budget Car Rental, LLC and GM and can be modified only in a writing executed by an authorized representative of each of the Parties.

On behalf of the General Motors’ Car and Truck Divisions, I would like to express my appreciation for your business and hope this Agreement will continue to strengthen our business relationship.

Please return a copy of this letter acknowledging your agreement to the above.

Very truly yours, /s/ Brian Mc Veigh
Brian McVeigh General Manager Fleet & Commercial Operations

Acknowledged and Agreed
Avis Budget Car Rental, LLC .

By:	/s/ Michael Schmidt	Date:	December 1, 2008
Michael Schmidt
Senior Vice President – Fleet Services, Avis Budget Car Rental, LLC

ATTACHMENT 1

GENERAL MOTORS CORPORATION
2009MY LONG-TERM VN9 - DAILY RENTAL PURCHASE PROGRAM GUIDELINES

1.	PROGRAM NAME AND NUMBER:
2009 Model Year Long-Term Daily Rental Purchase Program for Daily Rental Operators
Program Code: VN9
Program No. 01-09GRP0-1

2.	PROGRAM DESCRIPTION:

To provide General Motors dealers purchase information on selected 2009 model year passenger cars and light duty trucks sold and delivered by GM dealers to qualified daily rental operators and eligible for purchase by General Motors in accordance with the guidelines herein.

This program contains the following attachments:

Attachment 1A:	Model Tier Level
Attachment 1B:	Vehicle Depreciation Rates
Attachment 1C:	GM 2008CY Daily Rental Guaranteed Residual Program Turn-In Standards And Procedures
Attachment 1D:	Required Minimum Equipment Levels

3.	PROGRAM ALLOWANCES:

The purchase amount shall be calculated as a percent of dealer invoice including freight.  The purchase percentage varies month by month and is determined by the month the vehicle is returned to and accepted by General Motors in accordance with GM 2008CY Daily Rental Guaranteed Residual Program Turn-In Standards And Procedures (Attachment “1C”).

-	Vehicles are assigned into one of the four tier groups. (Refer Attachment "1A" for tier composition and Attachment "1B" for respective tier monthly purchase percentage).

-	The daily purchase rate equals the change in the monthly rate divided by the number of calendar days for that month.

-
Depreciation from capitalized cost will be based on specific purchase percentages of dealer invoice, scaled by vehicle assignment into one of four tier groups.  Purchase percentages vary by month of return to and acceptance by GM (out-of-service date as described in Attachment “1B”).

-	In-service date shall be five (5) days following the expiration in-transit date as shown on the factory invoice.

-	Out-of-service date shall be the date the vehicle is returned to an approved GM turn-in site provided the rental company meets all program parameters and completes the sign-off procedures.

1 of 7

ATTACHMENT 1

Units in the program are ineligible for the following:
-	Vehicles are not eligible for Preferred Equipment Group (P.E.G.)/Option package discounts.

-	Ineligible Models: Van Conversions (including Hi-Cube and Step-Van), Full Size Cargo Vans, Hummer H1, Saturn Astra, and Select Saab Models.

-	Vehicles delivered from dealer inventory are not eligible for enrollment in the 2009 Daily Rental Purchase Program.

4.	ORDER/ DELIVERY/IN-SERVICE/PRODUCTION PERIOD:

Order - beginning with announcement of the 2009 model year program and ending when dealers are notified that 2009 model year orders are no longer being accepted.

All Orders must be received under the FDR order type.

Delivery, In-Service, Production - 2009 model year.
Delivery must be reported as 020 – Daily Rental Delivery type

IMPORTANT - Acceptance of an order on any vehicle line does not constitute a commitment to build or to build in a requested time frame.

Minimum In-Service Period - None.
Maximum In-Service Period - 24 months or September 30, 2011 (which ever occurs first).
Mileage Requirements:
-	No maximum mileage limitations.
-	Refer to Attachment “1B” for excess mileage penalties.

All units to be purchased by General Motors Corporation under this program must be returned and accepted by September 30, 2011.  Non-returned vehicles must remain in service a minimum of six (6) months (180 days) from in-service date as noted on page 1 of these program guidelines.  GM reserves the right to audit the rental company to ensure compliance with the minimum six (6) month in-service requirement.  Frame, fire and/or water damaged vehicles which are ineligible for purchase have no minimum in-service period.  Documentation on these vehicles must be retained on file for audit purposes.

5.	ELIGIBLE MODELS/REQUIRED OPTIONS AND/OR ORDER TYPES:

All new and unused 2009 General Motors models, specified on Attachment "1A", with required minimum factory installed equipment levels specified (see “2009 VN9 MY Minimum Equipment File” – Attachment 1D) and processing options ordered for qualified daily rental operators for use as daily rental vehicles and delivered by GM dealers.

All qualified fleet orders for eligible models received from dealers must contain a valid fleet order type - FDR.

2 of 7

ATTACHMENT 1

Ordering Instructions:  All purchase orders must contain fleet processing option VN9 and your customer UPC processing code.  Vehicles must be ordered with minimum option requirements specified (see Attachment 1D).

Dealer must take full responsibility for including the proper processing option on all orders.  Should errors occur in the ordering of vehicles, resulting in diversions or reinvoicing, the dealer may be charged an administrative fee.

All qualified fleet orders for eligible models received from the dealer must contain the Fleet Account Number (GM FAN) of record and account name.

The ordering entity is responsible for checking dealer order acknowledgements to verify accuracy of order submitted.

Dealer orders currently on hand or in the system that qualify under this program, unless they do not contain the appropriate processing options, can be amended or canceled and reordered if they have not been released to production.  This is the ordering dealer's responsibility.

Fleet orders submitted with Fleet Processing Option VN9 and incompatible retail incentive options will be rejected with an error message.

Colors Not Eligible for Purchase - Refer mandatory optional equipment (See Attachment 1D).

Required Options - Processing Option VN9 and your customer assigned UPC processing code must be ordered by the dealer on purchase vehicles to be enrolled in the 2009 Model Year Long-Term Daily Rental Purchase Program.  Processing Option VN9 will provide a net invoice - less holdback.

6.	COMPATIBLE INCENTIVE/ALLOWANCE PROGRAMS:

Vehicles enrolled in the 2009 Model Year Long-Term Daily Rental Purchase Program are not eligible for any other fleet/retail program, including, but not limited to, the Dealer Fleet Ordering Assistance Program (VQ), and any General Motors Dealer Rent A Car program.

7.	METHOD OF APPLICATION: Not Applicable.

8.	METHOD OF PAYMENT:

For payment method details, please see the General Turn in Procedures section Vll, item F (Payments) in the GM 2008CY Daily Rental Guaranteed Residual Program Turn-in Standards And Procedures (Attachment 1C) document.

9.	FINAL DATE FOR SUBMISSION OF APPLICATIONS AND RESOLUTION OF ALL APPLICABLE REJECTS: Not Applicable

10.	POLICY FOR CORRECTING VEHICLE PROGRAM STATUS:

Units are eligible to be moved from one program type to another upon submitted request to General Motors.  Based on verification and approval by General Motors, vehicles will be invoice adjusted in BARS to reflect a change in program enrollment.  BARS will electronically transmit an updated Enrollment Record to RIMS within 3 business days thereby acknowledging the change though out all General Motors systems.  For example, units can be moved from long-term tiered depreciation programs to short-term flat rate depreciation programs or vice versa.  Some examples of acceptable situations are errors due to GM VOMS order editing tables and customer/dealer order entry (Note:  Examples listed are not intended to be an inclusive list of acceptable reasons for change.  Other reasons may also be valid).

3 of 7

ATTACHMENT 1

General Motors will make every effort to accommodate request to rectify errors in program status.  Unfortunately General Motors can not correct program status errors outside of its control. It is the responsibility of the rental account to identify such problems and make request on a VIN detail basis prior to the vehicle entering the auction process.  Changes will not be considered after the vehicle has a valid Grounding Record in RIMS.

Request for program change on 2009 model year vehicles must be made prior to December 31, 2009 and 15 business days prior to a valid grounding record in RIMS.  No change will be considered on in-service vehicles outside of this policy.

11.	OTHER PROGRAM GUIDELINES:

A.	This is the General Motors guideline regarding the definition of a "rental" vehicle:

"The bona fide rental of a vehicle involving use and payment by a customer on an hourly, daily, weekly, or monthly basis.  Usage of any such vehicle(s) by a customer for a period of four (4) consecutive months or longer shall be deemed to constitute leasing and not rental and will make the vehicle ineligible for purchase."

In the event a vehicle enrolled in the Daily Rental Purchase Program is found to be on-rent (lease) to a customer in excess of the above guideline, or if the customer consecutively rents multiple enrolled vehicles for an aggregate term of four (4) or more months, all vehicles involved in such transactions will not be considered rental and will be ineligible for purchase.  If necessary, General Motors will audit the rental company to ensure compliance with this guideline.

B.
All General Motors general guidelines and definition of terms relative to incentive programs (refer to General Motors Dealer Sales Allowance and Incentive Manual Articles 2 and 3) that were supplied to your dealership apply to this program.

C.
All eligible units must be delivered to the ultimate customer through a General Motors dealership or a qualified drop-ship location.  Purchases or deliveries made through any other entity or individual are ineligible for payment.

D.	All deliveries to customers with a valid Fleet Account Number (GM FAN) must be reported as 020 Daily Rental fleet delivery regardless of order type.

E.	Failure to comply with these guidelines may result in the dealer being disqualified for future participation in fleet programs and terminations of dealer sales and service agreement(s).

F.	Orders not produced during the 2009 model production period will be canceled. There are no provisions for dealers and/or rental customers to receive any allowance for canceled orders.

4 of 7

ATTACHMENT 1

G.	Capitalized cost shall be calculated at dealer cost of base vehicle and optionalequipment, plus freight, less Hawaii excise tax and tire weight tax, if applicable.

H.
General Motors reserves the right to cancel, amend, revise, or revoke any program at any time based on its sole business judgments.  Final decisions in all matters relative to the interpretation of any rule or phase of this activity rests solely with General Motors.

5 of 7

ATTACHMENT 1

Attachment A

2009 Model Year – Daily Rental Fleet Program Tier Repurchase Program

Tier 1	Tier 2	Tier 3	Tier 4
Aveo	Impala	Lucerne	STS
Astra	Express	Canyon	SRX
Cobalt	Savana	Colorado
HHR	H3	Suburban
Vibe	Trailblazer	Yukon XL
Solstice	Envoy	Tahoe
Sky	Silverado	Yukon
Aura	Sierra	Escalade
G5	SAAB 9-3	H2
G6	SAAB 9-3 Convt.	Acadia
G6 Convertible	G8	Outlook
Malibu		Enclave
LaCrosse		Traverse
VUE		CTS
Equinox		SAAB 9-5
Torrent		SAAB 9-5 Convt.
Corvette
DTS

6 of 7

ATTACHMENT 1

Attachment B

2009 Model Year – Daily Rental Fleet Program Tier Repurchase Program

	Tier 1%	Tier 2%	Tier 3%	Tier 4%	Free Miles (1)	Excess Mileage Penalty	Damage Allowance (2)
Jul 2008	87.5	87.5	88.5	91.5	20,000	$0.25	400
Aug	87.5	87.5	88.5	91.5	20,000	$0.25	400
Sep	87.5	87.5	88.5	91.5	20,000	$0.25	400
Oct	87.5	87.5	88.5	91.5	22,500	$0.25	400
Nov	86.5	86.5	87.5	90.5	22,500	$0.25	400
Dec	85.5	86.5	87.5	90.5	22,500	$0.25	400

Jan 2009	84.5	85.5	86.5	89.5	25,000	$0.25	400
Feb	82.5	84.5	85.5	88.5	25,000	$0.25	400
Mar	81.5	83.5	85.5	88.5	25,000	$0.25	400
Apr	80.5	82.5	84.5	87.5	27,500	$0.25	400
May	79.5	81.5	83.5	86.5	27,500	$0.25	400
June	78.5	80.5	82.5	85.5	29,250	$0.25	400

July	79	80	82	85	29,250	$0.30	400
Aug	77	79	81	84	29,250	$0.30	400
Sep	75	78	80	83	29,250	$0.30	400
Oct	75	77	79	82	29,250	$0.30	400
Nov	75	77	78	81	29,250	$0.30	400
Dec	75	77	77	80	29,250	$0.30	400

Jan 2010	76	77	77	80	31,000	$0.30	400
Feb	75	76	77	80	31,000	$0.30	400
Mar	74	75	76	79	31,000	$0.30	400
Apr	73	74	75	78	33,000	$0.30	400
May	72	73	74	77	33,000	$0.30	400
June	71	72	73	76	33,000	$0.30	400

July	69	70	71	74	35,000	$0.40	400
Aug	68	69	70	73	35,000	$0.40	400
Sep	67	68	69	72	35,000	$0.40	400
Oct	67	68	68	71	37,500	$0.40	400
Nov	66	67	68	70	37,500	$0.40	400
Dec	66	67	68	70	37,500	$0.40	400

Jan 2011	66	67	68	69	40,000	$0.40	400
Feb	64	66	67	68	40,000	$0.40	400
Mar	62	64	64	65	40,000	$0.40	400
Apr	60	63	63	64	42,500	$0.40	400
May	58	61	61	63	42,500	$0.40	400
June	56	59	61	62	42,500	$0.40	400
July	52	55	56	61	42,500	$0.40	400

(1)           $0.25-$0.40 excess mileage penalty
(2)           Up to a $200 service fee on units in excess of guidelines

Major Program Features

-  100% Purchase Program

-  Purchase amount calculated as percent of Capitalized Cost  based on month of return to & acceptance by GM

-  The daily purchase rate equals the monthly rate difference divided by the number of days in that month

-  No Minimum In-Service 24 Month Maximum in-Service
-  24 Month Maximum in-Service

-  No Maximum Mileage Limitations
-  Effective date of mileage change is the first day of the month

-  Out-of-stock vehicles not eligible
-  P.E.G. discounts not available

-  All units to be purchased by  General Motors must be returned and accepted by:
2008 Models - July 31, 2010
2009 Models - July 31, 2011

7 of 7

ATTACHMENT 1C and 3C

March 7, 2008

To:	Daily Rental Companies and All Inspection Providers

Re:	2008 CY Rental Return Program Guidelines Implementation Date: March 24, 2008

General Motors is pleased to announce the 2008 CY Rental Return Program Guidelines.  You will notice there are changes and additions from the prior 2007 Guidelines that are shown in bold print.  A summary of the major changes and clarifications are as follows:

NEW ITEMS AND CHANGES
•	Repair Order request clarification – page 4.
•	The acceptable chargeable amount for “Poor Previous Repairs” has increased from $500 to $700. Vehicles repaired and returned must be repaired down to $100 or less, up from $0 in 2007. – page 5.
•	Front and rear bumper fascia alignment, previously announced in a Rental Support Bulletin, has been added to the Bumper section – page 8.
•	Glass damage has been clarified – page 11.
•	Record retention requirements, for inspection provider changes, from a review have been identified – page 14.
•	The MET “Missing Equipment Table” has been expanded to include moldings, wheel covers and other trim parts that can now be charged instead of temporarily rejecting the vehicle for repair – page 21.
•	Windshield and non-electronic key have been updated to $220.00 and $7.00 respectively – page 21.
•	Miscellaneous MET Charges of $40 and $50 have been added to charge for higher cost missing items not related to vehicle structure or safety – page 24.
•	The RIMS Parts Table, part pricing was updated to reflect price increases over the past year.
•	Express sign off review limit is now $100, up from $40.

Many of these revisions to the return program guidelines are a result of our rental customer input and lessons learned from joint site visits during the 2007 calendar year.  Additionally, GM Remarketing has taken numerous vehicle repair technological advances, that can be implemented on a national basis, and passed along the benefits of these repair techniques to our customers.  Through these continuous improvements, our customers will experience superior value and fairness in the GM Rental Return Program.

If there are any questions, please contact your lead representative in the GM Remarketing Department.

Tom Hanlon	Avis / Budget and licensees / Inviso Inspections	313-665-6458
Sandy Grinsell	Enterprise / Vanguard Car Rental / licensees	313-667-6437
Tom Martin	SGS Automotive	313-667-6434
Audre Walls	CT Axis Group	313-667-6444
Len Osinski	Hertz, Dollar Thrifty and Licensees	313-665-2765
John Hargraves	Independent Rental Accounts	313-665-1438

John Pruse
Manager, Rental Support Group

ATTACHMENT 1C and 3C

GENERAL MOTORS 2008 CALENDAR YEAR
DAILY RENTAL GUARANTEED RESIDUAL PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 24, 2008

ATTACHMENT 1C and 3C

GENERAL MOTORS 2008 CALENDAR YEAR
DAILY RENTAL GUARANTEED RESIDUAL PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 24, 2008

The interpretation of these Guidelines is solely the discretion of General Motors Corporation (or “GM”).

The Daily Rental Guaranteed Residual Program is available to the major rental accounts (Vanguard, Avis, and Hertz), including its eligible affiliates as agreed to in writing by GM, a “Major Daily Rental Company”.  Under the Daily Rental Guaranteed Residual Program, vehicles will continue to be returned by a Major Daily Rental Company to an approved GM turn-in site where they will be inspected and accepted by GM for inclusion in the Daily Rental Guaranteed Residual Program.

Notwithstanding anything contained in this Attachment 1C and 3C and the 2008MY Daily Rental Purchase Program, all vehicles turned-in by a Major Daily Rental Company to GM under the Daily Rental Guaranteed Residual Program will continue to be owned by such Major Daily Rental Company and such Major Daily Rental Company shall continue to be the legal owner of such vehicles until the earlier to occur of the sale of such vehicles to automotive dealers or the sale to GM through transfer to the Daily Rental Acquisition Program.  Prior to any such sale, possession of such vehicle and its title is not intended to and does not constitute transfer of legal title to or an ownership interest of any kind in such vehicle.

I.	GENERAL CONDITION STANDARDS

A.	Vehicle Return Requirements

1.	Vehicle must be returned washed and vacuumed. Vehicles with dirty interiors including newspapers, cups and other trash will be charged a $35 Dirty Interior MET Fee.
a.
The dirty interior charge will be used when the interior of the vehicle is littered with trash.  Excessive trash in the vehicle such as cups, bottles, newspapers, food bags, roadmaps, etc that would hinder interior inspection would be assessed the $35.00 dirty interior MET charge.

b.	One of the following items will be allowed at no charge, 1) gum wrapper 2) Plastic bottle / bottle cap 3) straw or straw wrapper.
c.	General Motors’ expectation of a vehicle’s condition, when returned by the rental company, is that it will be in the same condition as it is when provided to a rental customer.
d.	This modification is on a pilot bases only, and will be reviewed periodically for behavior that requires return to the original Dirty Interior Guideline.
2.	Vehicles with an exterior that is too dirty to inspect will be gate released to the rental account for washing. When the vehicle is returned and inspected a $75.00 re-inspection fee will be charged.
3.	Vehicles must have a minimum ¼ tank of gasoline with the exception of Hawaii vehicles, which cannot exceed a ¼ tank of gasoline.
4.
Emission labels are required to be in place and legible on all vehicles returned to General Motors.  Vehicles without an emission label will be Currently Ineligible and gate released to the rental account.  A $75.00 re-inspection fee will be charged when the vehicle is repaired and returned.

5.	Vehicles must have two (2) sets of keys, all owner manuals, floor mats, and programmed keyless remotes/key fobs and all other remotes, included as original equipment.

ATTACHMENT 1C and 3C

GENERAL MOTORS 2008 CALENDAR YEAR
DAILY RENTAL GUARANTEED RESIDUAL PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 24, 2008

6.
General Motors Vehicles store the vehicle mileage in one of two locations, either the vehicle’s Instrument Cluster or the Body Control Module, BCM.  Vehicles with the mileage stored in the BCM can be restored using the Tech 2 scan tool and a code supplied by GM Techline, refer to the appropriate GM Shop Manual for complete instructions.  Rental accounts with General Motors Warranty In-shop facilities may be able to restore the mileage after a BCM replacement with the proper training and tools.  For vehicles with the mileage stored in the Instrument Cluster, the mileage will be restored by the AC Delco Service Center prior to returning the cluster to the customer.  Vehicle mileage restoration MUST be done at the time of the repair as the stored information must be recovered and transferred to the new / replacement part.  If any of the above repairs cannot be properly completed by the rental account’s service department, the vehicle must be taken to the appropriate GM dealer for repairs.  Vehicles with 0 mileage or a mileage statement will no longer be accepted for return to General Motors.

7.	A vehicle must comply with all aspects of the applicable program parameter guidelines or it is not eligible for return.
8.	Each vehicle and all accessories shall be in sound mechanical and electrical operating condition. Repair of these items must be made prior to turn-in or the vehicle will be rejected.
9.
All warranty and campaign claims should be completed prior to returning the vehicle to General Motors.  Failure to complete warranty and/or campaign claims may render the vehicle Currently Ineligible.  A $75.00 re-inspection fee will be charged when the vehicle is returned.  Vehicles released for warranty, mechanical or campaign repairs will not be required to repair existing body damage to bring the vehicle to $0.

10.
Any vehicle equipped with supplemental inflatable restraints (S.I.R.) including driver, passenger or side airbags that have been deployed, missing or otherwise disconnected, must be replaced with the approved OEM replacement and must meet GM standards prior to turn-in.

B.	Title, Registration, Tax, VIN Plate

1.	A vehicle submitted with a COV (Certificate of Origin for a Vehicle) or a branded title, is not eligible for return under the Daily Rental Guaranteed Residual Program.
2.
All vehicles must have a valid and current registration at the time of acceptance..  State and local taxes must be paid prior to turn-back. The Major Daily Rental Company must comply with State regulations pertaining to proof of payment for State and local taxes.

3.
The vehicle’s Vehicle Identification Number Plate (VIN) must be readily and completely readable and properly attached to the dash panel.  Any obstruction causing a portion of the plate to be covered is not acceptable.

4.	The plate must be flush and secure with the rivets intact and tight.
5.	The plate cannot be bent, cracked or torn and the rivets cannot be damaged in any manner.
6.	Bent or loose VIN plates cannot be repaired or replaced. General Motors cannot replace a VIN plate or the rivets used to attach it to the dash panel.
7.	VIN plates not meeting these criteria will render the vehicle Permanently Ineligible for this Program.

8.
Titles for all turn-in vehicles for the Major Daily Rental Companies must be received by the SGS Title Center within three (3) business days of vehicle turn-in to the address shown below.  The vehicle turn-in date is considered the first day.  See Exhibit I for detailed title shipping instructions.

SGS Title Center
9805-C North Cross Center Court
Huntersville, NC 28078
Phone:   704-997-1082
FAX:       704-997-1090

ATTACHMENT 1C and 3C

GENERAL MOTORS 2008 CALENDAR YEAR
DAILY RENTAL GUARANTEED RESIDUAL PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 24, 2008

9.
The Major Daily Rental Company must remove each vehicle at an auction or turn-in site if the title for such vehicle is not received within 30 days of the turn-in date.  The vehicle will be Currently Ineligible and will be assessed a re-inspection fee if / when it is returned.

10.
Titles for vehicles returned by a Major Daily Rental Company to GM under the Daily Rental Guaranteed Residual Program shall be delivered to SGS on behalf of such Major Daily Rental Company as owner, at the SGS Title Center in preparation of, and in order to facilitate, such sale on behalf of such Major Daily Rental Company.

11.
The Major Daily Rental Companies, as owners of the vehicles, will provide Power of Attorney to the SGS Title Center and to auction companies designated by GM to facilitate the assignment of Major Daily Rental Company-owned vehicle titles to eligible automotive dealers or to GM.

12.
SGS and approved Auction Companies shall assign and/or transfer Title to each such vehicle on behalf of the applicable Major Daily Rental Company only upon the sale of such vehicle to an automotive dealer or the purchase of such vehicle by GM following the transfer of such vehicle from the Daily Rental Guaranteed Residual Program to the Daily Rental Acquisition Program.

13.	For vehicles sold to automotive dealers, the title will be assigned directly from the Major Daily Rental Company to automotive dealers.

C.	Collision Damage

Repair orders should only be requested for the reasons listed below.  It is the basic intent of these guidelines to only ask for R.O.’s when the disclosure amount and repaired areas do not match substantially the results of the visual inspection. There should be no other arbitrary rule or guideline, such as any damage over $XXX amount or with damage to X number of body panels used as a basis for requesting R.O.’s.

1.
The GM Disclosure Policy mandates that all prior damage and repairs must be electronically disclosed prior to turn back, excluding warranty repairs performed by the Daily Rental Company or a GM Dealer.

2.	Collision damage must be disclosed and be supported by repair orders, if requested by the inspection provider on behalf of General Motors.
3.	Repair orders must accurately reflect all work performed and include all associated repair costs.
4.	The inspection provider, on General Motors behalf, will request a Repair Order when:
5.	Previous repaired damage noted during the inspection does not agree with the disclosure.
6.	The dollar amount disclosed appears too high or low based on the visual inspection.
7.	The disclosed damage areas and the disclosed repair amount appear significantly out of line.

ATTACHMENT 1C and 3C

GENERAL MOTORS 2008 CALENDAR YEAR
DAILY RENTAL GUARANTEED RESIDUAL PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 24, 2008

8.
Requested repair orders must be received by the inspection provider within two business days of the request for the rental account to maintain their original turn in date.  Requested repair orders not received by the inspection provider within seven (7) business days will cause the vehicle to be deemed Currently Ineligible and must be gate released and removed from the yard until the repair order is available.  A $75.00 re-inspection fee will be charged when the vehicle is returned with the requested repair order.

9.
The electronic disclosure must be checked in the appropriate box (Yes or No), confirming or denying previous damage.  Failure to disclose previous damage at turn-in will be grounds for rejecting the vehicle (Refer to Section V - Vehicle Integrity).

10.
Prior repairs cannot exceed $2,250 for Category 1 vehicles, $2,750 for Category 2 vehicles, $3,250 for Category 3 vehicles and $4,250 for Category 4 vehicles.  These amounts exclude costs related to vehicle glass, tires, wheels and wheel covers, and Supplemental Inflatable Restraint (SIR) system components including air bags and other related major SIR parts such as modules, sensors and coils. “Loss of use charges” are also excluded. Vehicles exceeding these maximums are not eligible for turn-in.  See Exhibit A - Vehicle Categories.

D.	Damage Allowance, Existing Damage and Previous Repairs

1.
GM will absorb the cost of repairs on those vehicles returned with less than or equal to $400 existing damage. Non-chargeable and chargeable items will be listed on the AD006 (Vehicle Condition Report) with charged items only being priced and applied to the $400 damage allowance per vehicle.

2.	GM will charge the Daily Rental Company for current damage in excess of the $400 damage allowance plus a service fee. The service fee will be applied as follows:

AMOUNT IN EXCESS OF $400	SERVICE FEE
$0 TO $99.99	EQUAL TO AMOUNT OVER $400
$100.00 TO $1,099.99	$100
$1,100.00 TO $1,599.99	$200

3.	Vehicles with existing damage exceeding $2,000 are not eligible for return.
4.	For "Poor Prior Repairs" valued at $700 or less, GM will accept the vehicle and charge the estimated repair cost to the Daily Rental Company under the MET program.
5.	For “Poor Prior Repairs” valued over $700, GM will consider the vehicle “Currently Ineligible.”
6.
If a vehicle is identified as “Currently Ineligible” as a result of a tire problem, unacceptable glass, inoperable item (e.g. light or horn) or other mechanical reason, such as warranty repair, GM will allow the unit to be gate released, repaired for these reasons only, returned and re-inspected without the Daily Rental Company having to repair the existing chargeable damages, regardless of dollar amount (over or under $400).  The $75 Re-inspection Fee will apply.

7.
If the return unit has had partial repairs on any chargeable damage that was identified on the unit when it was originally inspected, the entire vehicle must be repaired to no more than $100 in chargeable current damage.  The intent is to not allow partial repairs to chargeable damages facilitating the avoidance of charges by the Daily Rental Company in bringing the current damages below the $400 chargeable allowance.

ATTACHMENT 1C and 3C

GENERAL MOTORS 2008 CALENDAR YEAR
DAILY RENTAL GUARANTEED RESIDUAL PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 24, 2008

8.
Any vehicle with identified “Poor Prior Repairs,” totaling $700 or less, that is removed by the Daily Rental Company as a result of a tire problem, unacceptable glass, inoperable item (e.g. light or horn) or other mechanical reason, such as warranty repair, may repair the unit for the reason it was removed and return it without repairing the “Poor Prior Repairs” which will be charged as a MET item.

9.	Missing equipment will not be included as part of the chargeable damage allowance, but will be charged per the Missing Equipment Program (MET, refer to Section IV).

E.	Vehicle Maintenance

1.
Vehicles must be maintained as described in the Vehicle Owners Manual. Failure to comply will result in permanent rejection of the vehicle.  The repair/replacement of an engine or transmission failure that is due to non-compliance of vehicle maintenance will be chargeable to the Major Daily Rental Company whether at acceptance/receipt or sale. An authorized representative for General Motors will conduct inspections.

II.	NORMAL WEAR AND TEAR

Listed below are the "normal" vehicle wear and tear conditions.  All damage beyond normal wear and tear will be charged back to the Major Daily Rental Company.

A.	GLOSSARY OF TERMS

1.	Abrasion – A scratched or worn area of the finish, either paint, clear coat, or chrome, that does not penetrate through the finish into the base material of the part or panel.

2.	Chip – A chip is a confined area where material has been removed from the finish or base material.

3.	Dent – A depression of any size in the panel material whether metal, composite, or other, with or without paint damage.

4.	Ding – Most common use of the term ding, is a small dent an inch or less in diameter with or without paint damage.

5.	Gouge – An area where the damage has penetrated the finish and scooped out or removed a portion of the base material of the part or panel.

6.	Scratch – A thin shallow cut in a surface that may or may not penetrate the finish and leave an impression in the base material of the part or panel.

7.	Scuff – A worn or rough spot that is deep enough to disturb the base material of the part or panel but does not remove any base material.

8.	Stamped Steel Wheel – A base wheel usually painted black which utilizes a hub cap or wheel cover.

ATTACHMENT 1C and 3C

GENERAL MOTORS 2008 CALENDAR YEAR
DAILY RENTAL GUARANTEED RESIDUAL PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 24, 2008

9.
Aluminum / Alloy Wheel – A wheel made of aluminum or aluminum alloy.  These wheels are typically coated with either, 1) clear coat 2) paint with or with out clear coat 3) polished and clear coated or 4) chrome plated.

B.	SHEET METAL AND PAINT

The following are acceptable return conditions with regard to sheet metal and paint:

1.	Maximum of two dents per panel that are individually no larger than one (1) inch in diameter, does not break the paint, and qualifies for Paintless Dent Removal (PDR).
2.	Maximum of three chips to the leading edge (first 4 inches) of the hood, individually no larger than one-eighth (1/8) inch in diameter.
3.
Maximum of 2 chips per panel that are individually no larger than one- eighth (1/8) inch in diameter will be assessed a $20.00 appearance fee per affected panel.  Maximum of two scratches that individually do not exceed ¼ inch in length will be assessed a $20.00 appearance fee per affected panel.  Chips and scratches may be used in combination but not exceeding two in any combination.

4.	An appearance fee and PDR may be used on the same panel but the appearance fee cannot be used to touch up a chip / scratch as part of a PDR repair.
5.	Scratches or damages in the clear coat that do not penetrate to the color coat and can be removed during normal reconditioning.
6.	Chips to door, hood or deck lid edges that do not reach flat panel surfaces.
7.	Chips and scratches, that exceed the guidelines outlined above, will be charged for Panel Refinish.
8.
Vehicles with damage confined to either the upper or lower half of a panel may qualify for a partial panel repair.  A partial panel repair can only be considered when there is a clean break between the upper and lower portion of the panel.  A clean break is defined as a body side molding, cladding, etc. that runs from one end of the panel to the other with no gaps at either end.  Body lines are not a clean break and partial panel repair does not apply.

9.
The floor of a pick-up truck box is considered one panel and is covered by the above guideline of two dents per panel no larger than (1) inch that does not break the paint.  One dent to each wheelhouse no larger than (1) inch, that does not break the paint, is acceptable.  Paintless Dent Removal cannot be used on the floor or wheelhouse of a pick-up truck.

10.	Paintless Dent Removal (PDR), see Exhibit B.

C.	CONVERTIBLE TOPS

The following are acceptable return conditions with regard to convertible tops:

1.	Stains that can be removed by normal reconditioning.
2.	Abrasions that are not visually offensive.
3.	Top structure must be operational and not damaged.

ATTACHMENT 1C and 3C

GENERAL MOTORS 2008 CALENDAR YEAR
DAILY RENTAL GUARANTEED RESIDUAL PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 24, 2008

D.	FRONT AND REAR BUMPERS

Bumpers will be inspected from a standing position.

The following are acceptable return conditions with regard to front and rear soft painted bumper fascia and textured bumpers:

1.
Maximum of two scratches or chips per bumper that are no longer than two (2) inches and no wider than ¼ inch or, one scratch no longer than four (4) inches and no wider than ¼ inch that penetrates the color coat, exposing the black bumper material, but not penetrating the black base material that would require filler.

2.	Minor indentations in the rear bumper cover, directly below the trunk opening, without paint damage are acceptable and should be non-chargeable.
3.
Maximum of 2 chips per bumper fascia that are individually no larger than one- eighth (1/8) inch in diameter will be assessed a $20.00 appearance fee per bumper.  Maximum of two scratches that individually do not exceed ¼ inch in length will be assessed a $20.00 appearance fee per affected bumper.  Chips and scratches may be used in combination but not exceeding two in any combination.

4.
The front and rear bumper fascia may be out of alignment due to a low impact collision.  A charge of $50.00 has been added for the front and rear bumper to re-attach any disconnected fasteners and align the bumper fascia when no other damage is present.  This repair cannot be used for a poor previously repaired bumper, only minor misalignments without paint damage.

5.
Damage on the underside of the bumper, observed during the undercarriage inspection, other than breakage, will not be chargeable.  Cracked or broken bumpers, regardless of location, will remain chargeable as a repair or replacement.

6.	Partial bumper repairs may be charged using the following criteria for either painted or textured bumpers.
a.	The damaged area cannot exceed 1/3 or 33% of the bumper area. The 33% area cannot be added across the bumper to equal 33%; it must be one single section of the bumper, either end or the center.
b.	Partial bumper repairs cannot be used for vehicles utilizing paints commonly referred to as pearl or tri-color due to color matching concerns.
c.
The $20 appearance fee may be used on bumper in conjunction with a partial bumper repair if the damage is located on different areas of the bumper. (Example) The partial bumper charge can be assessed for damage to the center of the bumper and an appearance fee for minor chips on the left end of the bumper eliminating the need to charge for a full refinish.

7.
Crack(s) in the bumper, not exceeding a total combined length of four (4) inches in total length, or a puncture not exceeding the diameter of a U.S. Quarter, or a maximum of two dents, individually not exceeding two (2) inches in diameter and confined to 1/3 of the bumper area, as described in 1) above, will be charged a repair fee of $125.00 for painted bumpers or $175.00 for a textured bumper.

8.	Bumpers that are both painted and textured will be treated as separate chargeable bumpers and charged the full repair amount for each panel if the damage follows the above guidelines.
9.
A maximum of two (2) dents that are individually no larger than one (1) inch in diameter and do not damage the paint or chrome on metal bumpers will be charged $100.00.  Damage exceeding the above criteria will be charged for a bumper replacement.

ATTACHMENT 1C and 3C

GENERAL MOTORS 2008 CALENDAR YEAR
DAILY RENTAL GUARANTEED RESIDUAL PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 24, 2008

10.	Any bumper damage that removes any of the chrome plating will be charged for a bumper replacement.
11.
Scratched or scuffed painted metal bumpers can be refinished.   A maximum of two scratches or chips per bumper that are no longer than two (2) inches and no wider than ¼ inch or, one scratch no longer than four (4) inches and no wider than ¼ inch that penetrates the color coat, that would not require filler are acceptable.

E.	TIRES

The following are acceptable conditions with regard to all tires except the Space Saver spare tire.  Any vehicle with a full size spare must meet the same inspection criteria as a road tire:

1.
The space saver spare tire used on most General Motors vehicles do not fall into the same criteria as the other four road tires.  The space saver spare must be in the vehicle, inflated and undamaged.  The minimum 5/32 inch tread depth cannot be used as these tire’s tread depth varies by manufacturer.  They also may not be the same make as the road tires.

2.
All tires must have 5/32 inch or better original tread across all primary tread grooves without any exposed belts.  The space saver spare tire is not required to have 5/32 inch tread depth.  Tread depth is not an inspection criteria.

3.	All tires must match by size, make and type. The space saver spare tire may not match by make to the road tires.
4.	Only GM original equipment tires or GM approved replacement tires are acceptable. Refer to Exhibit F - GM Approved 2008 Replacement Tire Table.
5.
When the replacement tire shown in Exhibit F is not available the first step should be to contact the tire manufacturer through their Customer Assistance phone number.  This information is located in the Tire Warranty Book included with the vehicle’s warranty information.  If the replacement tire cannot be located a replacement exhibiting the same TPC code as the original tire may be used, however, all tires must match by size, make and type.

6.
Tires without a TPC rating or when another manufacturer cannot supply the same TPC rated tire, any other OE supplier shown on Exhibit F can be used as long as the tire matches the original by size, load rating and speed rating.  The same rule as above will apply, all four tires must match by size, make and type.

7.
Tires with mushroom-type plug/s, installed from the inside out, in the tread only, are acceptable.   All other plugs/ patches are not acceptable.  General Motors reserves the right to charge the Major Daily Rental Company via the MET Tire Program for any unacceptable plugged tire found and replaced prior to the sale of the vehicle, with no right to review.

8.	Exhibit G - MET Tire Program, provides details for tire replacement under the MET program. This program is available to Major Daily Rental Companies at their discretion.

ATTACHMENT 1C and 3C

GENERAL MOTORS 2008 CALENDAR YEAR
DAILY RENTAL GUARANTEED RESIDUAL PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 24, 2008

F.	WHEELS, COVERS AND ALUMINUM WHEELS

The following are acceptable return conditions with regard to wheels, covers and aluminum wheels:

Refer to Exhibit J for GM approved wheel repairs.

The following are acceptable return conditions with regard to stamped steel wheels, wheel covers and aluminum / alloy wheels:

1.
The face of the wheel cover or wheel may have a maximum of two (2) scratches or scuffs to the surface not penetrating through to the base material that are no longer than 1 1/2 inches and no wider then 1/4 inch. Scratches or scuffs within one inch of the outside edge of the wheel or wheel cover are acceptable, provided they do not, in total, exceed one-third (1/3) the circumference of the wheel.

2.	Abrasions and light scratches to the outer one (1) inch of the edge of an Aluminum or Alloy wheel that can be removed with light sanding are acceptable and will be charged a $50.00 MET repair fee.
3.	Scratches, scuffs or gouges that remove material or distort the outer edge of the wheel can be repaired, see Exhibit J.
4.	The following prices apply to aluminum, alloy and chrome plated steel wheels as shown in Exhibit J.
a.	All car and truck aluminum with clear coat or painted surface $165.00,
b.	All car and truck chrome plated aluminum or steel $205.00.
c.	All car and truck brightly polished aluminum $235.00,
5.	Gouges of the base material are not acceptable or repairable on any other portion of the wheel.

G.	VEHICLE LIGHTING

The following are acceptable return conditions with regard to vehicle lighting:

1.	All lights/lamps must be operational. (Front, Rear, Side and Interior)

H.	INTERIOR SOFT TRIM AND CARPETS

The following are acceptable return conditions with regard to interior soft trim and carpets:

1.	All stains which can be removed by normal reconditioning.
2.	Maximum of one (1) burn that is not larger than one-quarter (1/4) inch in diameter and not through the backing material.
3.	Carpet stains that require bleaching and dying of the carpet will be charged $65 per section, ie. right front, left front, etc.
4.	Torn or punctured carpet may be repaired using the following pricing:
a.	$50 charge for a puncture not exceeding ¾ inch in diameter.
b.	$125 charge for a tear not exceeding two (2) inches in length.
5.	Damage exceeding the above defined conditions will require carpet replacement.

ATTACHMENT 1C and 3C

GENERAL MOTORS 2008 CALENDAR YEAR
DAILY RENTAL GUARANTEED RESIDUAL PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 24, 2008

I.	CARPET RETAINERS/ SILL PLATES

The following are acceptable return conditions with regard to carpet retainers/sill plates:

1.	Carpet retainers and sill plates must be in place.
2.	Minor surface scuffs/scratches are acceptable.

J.	VEHICLE GLASS

1.	The following are acceptable return conditions with regard to rear windows, side / door windows, and any stationary glass:

a.	Minor pinpoint chips or vertical scratches in the side / door glass will be acceptable and noted in the non-chargeable portion of the AD006.
b.	Minor pinpoint chips to any stationary or rear glass are acceptable as a non-chargeable condition.
c.	Any damage more severe than stated above will render the vehicle Currently Ineligible and must be released to the rental account for repair.

Only windshields can be charged as a MET Program replacement.  Door, side and rear windows cannot be charged as current damage and must be considered Currently Ineligible and released to the rental account for repair.  A $75.00 Re-inspection Fee will be charged upon the vehicle’s return.

2.	Windshield

a.	Pinpoint chips are non-chargeable providing the glass is not sandblasted. Sandblasted glass is defined as a series of pinpoint chips in a concentrated area.
b.	Four (4) chips (without legs) from one-eighth (1/8) inch not to exceed three sixteenth (3/16) inch are non-chargeable providing no more than two (2) chips reside in the driver's side wiper area.
c.	Chips (without legs) one-eighth (1/8) inch or less located within one (1) inch inbound from the "Frit Band" (windshield outer perimeter darkened area) are non-chargeable.
d.	General Motors will not accept glass that has been repaired. Only OEM glass is acceptable (see Exhibit H: GM Windshield Glass Manufacturers.)
e.	Damaged windshields may be replaced under the terms of the MET program.

3.
General Motors reserves the right to charge the Major Daily Rental Company $220 for each windshield replaced at auction prior to sale of vehicle where previously written as “chipped no charge”, with no right to review.

III.	ORIGINAL EQUIPMENT, AFTERMARKET EQUIMENT AND ACCESSORIES

A.
Original Equipment - All original equipment and accessories noted on the factory invoice must be on the vehicle.  All missing parts (such as body side moldings, wheel covers, trunk mat, spare tire, correct rear van seats, jack and wheel wrench) are to be replaced prior to return and must be original GM equipment.  All OEM options and accessories must be installed on the vehicle prior to being placed in daily rental service.

ATTACHMENT 1C and 3C

GENERAL MOTORS 2008 CALENDAR YEAR
DAILY RENTAL GUARANTEED RESIDUAL PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 24, 2008

B.  After-Market Equipment - Any after-market parts or accessories i.e. GPS / navigational systems, pick-up truck bed liners, running boards, etc. installed by the rental account or their agent must have prior  GM Remarketing approval prior to installation.  Drilling, electrical modifications, etc. without prior approval will render the vehicle permanently ineligible.  Pick-up truck bed liners, running boards, etc. must be left on the vehicle at turn back.

IV.	MISSING EQUIPMENT PROGRAM (MET)

A.
The Missing Equipment Program (MET) is designed to expedite turn-in by allowing the Major Daily Rental Company to pay for select missing parts or accessories as determined by GM Remarketing (refer to Exhibit C), as opposed to the Major Daily Rental Company replacing the part or accessories.  MET items will be deducted from the repurchase payment to the Major Daily Rental Company.  MET items will not be included as part of the $400 chargeable damage allowance (Refer to Section I-D, Damage Allowance).

B.
Vehicles turned in with one or all the mats missing, on vehicles so equipped, will be assessed a MET charge for missing mats or for the set if none are returned with the vehicle.  All 2005 and subsequent model year vehicles will be assessed the appropriate MET fee for any missing floor mats.  Floor mats are required per the “Minimum Equipment Requirements” for all model year vehicles.

C.
Keyless remote / key fobs must be operational.  Key fobs that are not functional will be charged $30.00 for re-programming.  Missing key fobs will be assessed the programming fee, which is included in the Met fee for the missing key fob(s).

V.	VEHICLE INTEGRITY

A.
Damage which compromises the integrity of the vehicle, repaired or not, will be grounds for rejecting the vehicle as a permanent reject.  Minor damage that has not been repaired (i.e., small dents, scrapes, or scratches) which does not compromise the structural integrity of the vehicle is acceptable on the following components:

1.	Floor Panel / Trunk Floor
2.	Mid – Rail Assembly (See Exhibit D, Part 1)
3.	Outer Rocker Panels / Pinch Welds
4.	Frame Rails / Rail Extensions
5.	Sub-Frame Assemblies (Engine Cradles) (See Exhibit D, Part 2)

B.
Total time for Frame Set-up and Measure of 2.0 hours or less and 1.5 hours or less for any cosmetic repairs is acceptable, on the following components, provided there is no structural damage and the repairs meet GM standards:

1.	Frame Rail / Rail Extensions
2.	Apron / Upper Reinforcements
3.	Cowl Panel
4.	Hinge / Windshield "A" Pillar
5.	Center / "B" Pillar

C.
The cosmetic repair time shown above is just that, cosmetic.  This may include aligning the ends of the frame rails to align the bumper, etc.  Pulling or sectioning frame rails, doorframes, and pillars are not acceptable repairs for rental vehicles being turned back to General Motors.  A cosmetic repair to frame rails does not include adding body filler / Bondo.  This practice will permanently reject the vehicle.

ATTACHMENT 1C and 3C

GENERAL MOTORS 2008 CALENDAR YEAR
DAILY RENTAL GUARANTEED RESIDUAL PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 24, 2008

D.	Repaired damage or replacement of the following components is acceptable:
1.	Radiator Core Support
2.	Frame Rail Extensions
3.	Engine Sub-Frame
4.	Outer Rocker Panel
5.	Rear Body Panel
6.	Quarter Panel (Proper Sectioning is Acceptable)
7.	Roof (Repair only, no repair to the Roof Rails)

VI.	LITIGATION LIABILITY

Non-disclosure of damages or the use of non-GM OEM parts by the Major Daily Rental Company may result, at GM's discretion, in the Major Daily Rental Company being named as a participant in any litigation brought against GM.  If a Major Daily Rental Company attempts to return vehicles with non-disclosed damage, or purposely conceal prior repairs, it will result in GM refusing to accept additional vehicles for turn-back.

VII.	GENERAL TURN-IN PROCEDURES

A.	FORECAST

1.	At least 30 days prior to vehicle turn-in, the GM Remarketing Department is to be notified, in writing (E-mail) by the Corporate Office of the Major Daily Rental Company of the following:
a.	Turn-in location
b.	Quantity

Please E-mail this forecast to your Account Representative.  E-mail address can be found in Section IX-C.

2.
Two weeks prior to turn-in, the Major Daily Rental Company is to advise the GM approved turn-in location of tentative quantities and days for turn-in via written confirmation.  Subject to the turn-in limits set forth in the last sentence under Subsection E. Acceptance below, GM reserves the option to limit daily returns, provided the limits are consistent with the practical limitations of the turn-in sites and their staffing.  Failure to comply with this procedure may result in GM's refusal to allow any vehicle to be returned, thus delaying the actual acceptance date.

B.	DELIVERY

Vehicles returned for repurchase shall be delivered to a GM approved turn-in location and parked in the designated return area at no expense to GM.  A list of GM approved locations is attached and is subject to change at GM's discretion (Exhibit D).  Normal operating hours for delivery is 8am to 5pm, Monday through Friday.  The Major Daily Rental Company should allow sufficient time to prepare the vehicle for turn-in, i.e. clean, vacuum, repaired/replaced items, etc.

ATTACHMENT 1C and 3C

GENERAL MOTORS 2008 CALENDAR YEAR
DAILY RENTAL GUARANTEED RESIDUAL PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 24, 2008
C.	INSPECTION

1.
Vehicles will be inspected by an authorized representative of GM, using the electronic Form AD006.  The initial vehicle inspection will be provided to the Major Daily Rental Company at General Motor's expense.  The Major Daily Rental Company will be charged $75 for each inspection and/or verification required after the initial inspection.  Hawaii vehicles will be charged $115 for each inspection required after the initial inspection.

2.
The $75 re-inspection fee will be charged when a vehicle has been previously inspected and removed by the Major Daily Rental Company prior to acceptance, or when the Daily Rental Company replaces MET items.

D.	REVIEWS

1.
The Met/Non-Met report will be printed twice daily - at mid-day and end-of-business (5:00 PM).  The end-of-day report will not contain the day's summary but rather summarize what was completed after the mid-day report.

2.	Vehicle worksheets are printed and available throughout the day.
3.
Reviews can be conducted throughout the day.  However, reviews must be completed prior to three (3:00) PM the day following printing of the worksheet.  This will permit prompt shipment of vehicles.  If the review is not completed prior to three (3:00) PM, the vehicle will be processed as per the original inspection.

4.
Vehicles with current damage not exceeding $400 and MET charges collectively not exceeding $100 will be processed as written, with no right to review.  Keyless entry key fob programming is not included in the $100 total and is not considered a reviewable MET charge.

5.
After a vehicle has been reviewed by the rental account representative and the site inspection provider representative, any agreed upon changes must be signed and dated by both parties on the Yard Worksheet.  The change(s) must be clearly noted on the Yard Worksheet to aid in tracking the change(s).  Without this notation it is very difficult to accurately determine which line was changed and to what extent, should a question arise in the future.  Not clearly noting the changes can also lead to errors when inputting the changes to update the inspection.

6.
Additionally, it is the responsibility of the inspection provider to enter all agreed upon changes into their inspection system and processed to RIMS so the charges are added or removed from the Condition Report prior to acceptance.  Yard worksheets that were changed after the review process must be retained for a minimum of 6 months.  Failure to make agreed upon changes may result in a chargeback to the inspection provider for the cost of the inspection.

ATTACHMENT 1C and 3C

GENERAL MOTORS 2008 CALENDAR YEAR
DAILY RENTAL GUARANTEED RESIDUAL PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 24, 2008

E.	ACCEPTANCE

1.
A copy of the Form AD006 or an electronic file will serve as the acceptance receipt for the Major Daily Rental Company.  The date used to stop depreciation will be identified on the acceptance line of Form AD006 or on the electronic file.

2.
The Major Daily Rental Company will have three (3) business days from the vehicle turn-in date to provide the vehicle title to the SGS Title Center: 9805-C NorthCross Center Court, Huntersville, NC 28078 in order to receive the turn-in date as the depreciation stop date/acceptance date (should all other conditions be satisfied). The day the vehicle is turned in is considered the first business day.  See Exhibit I for more details.

3.
Turn-In Limits - No more than 25% of the Major Daily Rental Company’s annual GM purchases can be turned-in in a single month or 30 day period.  No more than 34% of the Major Daily Rental Company’s annual GM purchases can be returned in the 4th quarter.  In the event of a Major Daily Rental Company’s bankruptcy, GM would allow the Major Daily Rental Company at its option, to turn-in vehicles subject to the Daily Rental Guaranteed Residual Program evenly over any 3 month timeframe.

4.
Transportation Liability - The Major Daily Rental Company is responsible for turning the vehicle to the appropriate turn-back location for acceptance.  After acceptance, GM will be responsible for logistics and collection of any subsequent damage.  The acceptance process will remain unchanged and after acceptance, GM will have sole responsibility for controlling the sale.

F.	PAYMENTS

1.
When a vehicle accepted under the Daily Rental Guaranteed Residual Program is sold at auction, the auction will direct the net sale proceeds to the Major Daily Rental Company owning the vehicle, or its assignees.  Net sale proceeds are defined as gross sales price less auction sales fees/expenses and transportation expense.  The Major Daily Rental Company will receive the net sale proceeds within 2 business days after sale of the vehicle.  The net sale proceeds will be forwarded to the Major Daily Rental Company’s designated bank account via EFT.  On a monthly basis, GM will process a true-up payment for each of the Major Daily Rental Company’s vehicles sold in the previous month.  The true-up payment, with respect to each vehicle, will be equal to the Guaranteed Repurchase price less penalties less net sale proceeds already transmitted.  GM will process the true-up payment on the 5th work day of each month and EFT the funds to the Major Daily Rental Company on the 7th work day.  Should the net sale proceeds of any vehicle exceed the Guaranteed Repurchase price less penalties, the Major Daily Rental Company that owns the vehicle will refund the excess back to GM by either an offset against other true-up payments being paid to the Major Daily Rental Company or by payment from a manual invoice prepared by GM.

2.
Each Major Daily Rental Company and GM are both interested in ensuring that the correct payments are made to the Major Daily Rental Companies by the auctions upon the sale of such vehicles.  Accordingly, GM will review the net sales proceeds before they are released but will not be permitted to stop the release, except to correct for  misdirected funds for which GM is responsible for making corrective payments to or collections from the appropriate Major Daily Rental Company.  In the event that funds are misdirected by an auction, GM will assume responsibility for making any correcting payments to or collections from the appropriate Major Daily Rental Company.  This will be accomplished via invoicing and credit payment.  As a convenience to the Major Daily Rental Companies, GM will provide reporting to each Major Daily Rental Company on net sales proceeds on a daily, consolidated basis.

ATTACHMENT 1C and 3C

GENERAL MOTORS 2008 CALENDAR YEAR
DAILY RENTAL GUARANTEED RESIDUAL PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 24, 2008

3.
Buyback Provision - In the event that a vehicle accepted under the Daily Rental Guaranteed Residual Program is unsold through the 90th day after acceptance, GM will transfer the vehicle from the Daily Rental Guaranteed Residual Program to the Daily Rental Acquisition Program status on the 91st day, unless GM receives instructions from the Major Daily Rental Company to the contrary by the 89th day pursuant to Section VII-H - Other.  Upon transfer to the Daily Rental Acquisition Program, GM will initiate payment to the Major Daily Rental Company owning the vehicle for the full guaranteed repurchase price (less penalties) within the BARS system.  The Major Daily Rental Company will be paid in approximately 7 days.  The Major Daily Rental Company will assign the title of such vehicle, or cause such title to be assigned, to GM on the 91st day after acceptance.  GM will perform a weekly scan of the inventory with a run cycle to occur over the weekend to avoid mid-week program changes.  Should the number of returned and accepted vehicles that remain unsold for over 90 days after acceptance for any Major Daily Rental Company exceed 3% of that Major Daily Rental Company's total accepted inventory (“Excess Amount”), the auctions will be instructed not to transfer vehicle titles to GM for these vehicles until the Major Daily Rental Company has received payment from GM with respect to these returned vehicles so the Excess Amount is eliminated.  Once the Major Daily Rental Company receives payment for these vehicles, GM will instruct the auctions to transfer title to GM for these returned vehicles.  This metric (3%) will be calculated on a weekly basis concurrent with the scan of inventory.

4.
Late Auction Fees - In the event that a vehicle accepted under the Daily Rental Guaranteed Residual Program is unsold through the 25th day after acceptance, GM will accrue $3.00/day owing such vehicle to the Major Daily Rental Company starting on the 26th day. On the 61st day after acceptance, the rate will increase to $4.50/day until the vehicle is either sold or transferred to the Daily Rental Acquisition Program.  Amounts accrued will be paid monthly with the true-up payment.

5.
Hawaii Vehicles - Due to the extended transportation time for Hawaii vehicles, Hawaii vehicles will be segregated in the GM system.  The transfer of Hawaii vehicles from the Daily Rental Guaranteed Residual Program to the Daily Rental Acquisition Program  will be implemented at 120 days vs. 90 for these vehicles and Late Auction Fees will begin accruing at $3.00/day for vehicles in inventory over 56 days and at $4.50/day for vehicles in inventory over 91 days.

6.
General Motors does not staff, nor process payments during the Christmas holiday or any period of time General Motors is closed (e.g. two week mandatory shutdown during July).  Payment processing will not resume until General Motors officially returns to work.

G.	REJECTS

1.	Rejected vehicles left at marshalling yards in excess of three (3) business days upon removal notification may result in no additional vehicles being approved for return.

3.
Vehicles that are classified as a Permanent Reject will be assessed a $50 service charge.  General Motors Remarketing will provide a quarterly invoice which will include the turn back location, turn-in date, VIN, and the reject reason.

ATTACHMENT 1C and 3C

GENERAL MOTORS 2008 CALENDAR YEAR
DAILY RENTAL GUARANTEED RESIDUAL PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 24, 2008

3.
Vehicles that are classified as a Permanent Reject will be assessed a $50 service charge.  General Motors Remarketing will provide a quarterly invoice which will include the turn back location, turn-in date, VIN, and the reject reason.

H.	OTHER

1.
Mechanical and body shop labor rates used to calculate chargeable damage will be subject to change.  The following are the current labor rates for metal repairs, paint, and mechanical (part replacement):

a.  $37.80 Metal Repair
b.  $37.80 Paint
c.  $38.00 Part Replacement (mechanical)

2.
Through the 89th day after a vehicle is turned-in by the Major Daily Rental Company and accepted by GM, and the vehicle remains unsold, the Major Daily Rental Company may request the return of such vehicle, and immediately upon such request if permitted as set forth below, such vehicle will be released to or at the direction of the Major Daily Rental Company, in accordance with the guidelines set forth below.

a.	Rental Account request for vehicle return “prior” to acceptance
i.	Vehicle will be temporarily rejected by General Motors and the vehicle and the title will be returned to the Major Daily Rental Company.
ii.	If the vehicle is returned, at a later date, a $75.00 re-inspection fee will be charged.

b. Rental Account request for vehicle return “after” acceptance

i.  Payment can be stopped - The vehicle and its title will be released to the Major Daily Rental Company from its current location.  A $250 administrative fee will be charged to the Major Daily Rental Company in addition to all other expenses incurred by GM on the vehicle, including but not limited to inspection fees, shipping, marshalling yard, and auction expenses, on a cost basis.

ii. Payment can not be stopped or funds have already been disbursed - The vehicle will not be returned to the rental account.

VIII.	PERMANENTLY REJECTED VEHICLES

A.
Should disqualifying damage be noted after vehicle acceptance, General Motors will invoice the Major Daily Rental Company for the vehicle purchase price, an administrative fee of $250, plus any additional costs incurred following vehicle acceptance by GM (i.e., freight, cleanup, repairs), by a debit to current funds, or if no funds are available, a check forwarded to:

General Motors Corporation
Fleet and Commercial Operations - Remarketing
Renaissance Center
Tower 100, 16th Floor
MC 482-A16-B36
Detroit, MI 48265-1000

ATTACHMENT 1C and 3C

GENERAL MOTORS 2008 CALENDAR YEAR
DAILY RENTAL GUARANTEED RESIDUAL PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 24, 2008

B.
Vehicles removed from the program in accordance with the terms and conditions of the Program become the responsibility of the Major Daily Rental Company.  The Major Daily Rental Company is responsible for arranging vehicle pick-up at a location designated by General Motors.

IX.	MISCELLANEOUS ITEMS

A.	GENERAL RETURN FACILITY GUIDELINE

Any abuse of personnel or property at a GM authorized return facility by a Major Daily Rental Company representative will result in the immediate expulsion of said person from the GM authorized return facility.

B.	HOLIDAYS

General Motors approved turn-in locations will be closed on the following dates:

2008 CY - January 1st, May 26th, July 4th, September 1st, November 27th and December 25th, through January 1st, 2009.  General Motors reserves the right to amend this list of dates at its discretion.

C.	CONTACT INFORMATION

All questions pertaining to the foregoing Turn-In Standards and Procedures should be directed to the appropriate General Motors Remarketing Customer Support Team Member:

GM RENTAL SUPPORT GROUP
John Pruse, Mgr.	313-665-1410	john.pruse@gm.com
Tom Hanlon, Avis Budget / Licensees	313-665-6458	tom.hanlon@gm.com
Sandy Grinsell, Vanguard / Licensees	313-667-6437	sandy.grinsell@gm.com
Tom Martin, Inspection Providers, Technical Bulletins and Rental Return Guidelines	313-667-6434	thomas.martin@gm.com
Leonard Osinski, Hertz / Licensees, In Transit Damage and Salvage	313-665-2765	leonard.m.osinski@gm.com
Audre’ Walls, Inspection Providers and Special Projects	313-667-6444	audre.walls@gm.com
John Hargraves, Independent Rental Accounts / Rental Support	313-665-1438	john.hargraves@gm.com

ATTACHMENT 1C and 3C

GENERAL MOTORS 2008 CALENDAR YEAR
DAILY RENTAL GUARANTEED RESIDUAL PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 24, 2008

EXHIBIT A
GENERAL MOTORS
VEHICLE CATEGORIES / PRIOR REPAIR LIMITS
#1 $2,250	#2 $2,750	#3 $3,250	#4 $4,250
Cavalier	Grand Am	Impala	Deville/DTS
Sunfire	Pontiac G6	Monte Carlo	Seville/STS
Saturn S / Ion	Classic	Grand Prix
Aveo	Malibu / Maxx	GTO	CTS
Cobalt	Aura	Century	Park Avenue
G5		Regal	Lucerne
HHR	Vibe	LaCrosse
	Torrent	Saturn L	Tahoe
Yukon
		LeSabre	Suburban
	Equinox	Bonneville	Yukon XL
	Tracker		Escalade
Escalade EXT / EXV
Venture
		Montana	Hummer / H2 / SUT
Montana SV6
		Terraza	Corvette
		Relay	SSR

		TrailBlazer / EXT	SRX
		S/T Blazer	XLR
S/T Jimmy
Envoy / XL / XUV
Rainier

Hummer H3

Aztek
Rendezvous
Vue

Astro Van
Safari Van
Express Van
Savana Van
Colorado
Canyon
Silverado
Sierra
Avalanche
Acadia
Outlook
Enclave

ATTACHMENT 1C and 3C

GENERAL MOTORS 2008 CALENDAR YEAR
DAILY RENTAL GUARANTEED RESIDUAL PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 24, 2008

EXHIBIT B

PAINTLESS DENT REMOVAL (PDR)
PROCESS AND LIMITATIONS

A.	PDR Categories

1.	Size of rounded dent, up to four (4) inches in diameter.
2.	Number of dings per panel, up to seven (7) per panel, at $50 per panel.
3.	Number of dings per panel, between eight (8) and twelve (12) per panel, at $75 per panel.
4.	Number of dings per panel, between thirteen (13) and fifteen (15) per panel, at $100 per panel.
5.	One single dent, up to six (6) inches in diameter or one large shallow dent up to 18 inches in the hood, roof or decklid, at $100.

B.	PDR Process - The PDR process can be utilized in the repair of the following areas:

1.	Dings and dents varying in size and shape.
2.	Minor creases, shallow palm prints and protrusions.

C.	PDR Limitations

1.	General Motor’s inspection providers will utilize the Dent Wizard, Paintless Dent Removal Guide to determine panel accessibility by vehicle.
2.	Creases that exceed six (6) inches will not be considered.
3.	Sharp creases, regardless of size, will not be considered.
4.	If the paint is broken, PDR is not to be considered.
5.	No hole drilling will be acceptable in the PDR process.
6.
PDR may be used to repair existing, qualifying PDR repairable, damage to a previously repaired panel that meets GM and industry repair standards.  PDR is not acceptable for use on a poor previously repaired panel.

D.	If the damage exceeds the PDR limitations of these guidelines, paint and metal time will apply.

ATTACHMENT 1C and 3C

GENERAL MOTORS 2008 CALENDAR YEAR
DAILY RENTAL GUARANTEED RESIDUAL PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 24, 2008

EXHIBIT C

MET PROGRAM PRICE LIST

INTERIOR	PRICE
’05 and subsequent Navigational CD / DVD	$260
13 Inch Tire	$110
14 Inch Tire	$120
15 Inch Tire	$130
16 Inch Tire P	$160
16 Inch Tire T	$210
16 Inch Tire U	$195
17 Inch Tire All	$240
17 Inch Tire P	$240
18 Inch Tire All	$250
20 Inch Tire All	$310
Alloy Wheel Appearance Fee	$ 50
Ash Tray	$ 20
Ash Tray – Multiple	$ 40
Ash Tray with Lid	$ 23
Cargo Cover – Malibu Maxx	$250
Cargo Cover – TrailBlazer / Envoy Rear Floor Storage	$59
Cargo Net – Trunk	$ 17
Cargo Package Shelf	$180
Cargo Shade	$108
Cavalier Mud Guards (2)	$31.22
CD DVD Storage Holder	$ 15
Cell Phone / Sun glass Holder	$ 18
Cigarette Lighter	$ 8
Cigarette Lighter – Multiple	$ 16
Console – Second Row Mini Van	$235
Cup Holder	$ 15
Cup Holder – Multiple	$ 30
Dirty Interior	$ 35
Dome Light Cover	$ 5
Dome Light Cover - Multiple	$ 10
DVD Remote	$ 48
DVD Wireless Headphone	$ 55
Emergency Highway Package	$ 144
Floor Mat – Cargo Area – SUV and Van ‘05 and Subsequent MY	$50
Floor Mat Set – Front – Passenger Car - ‘05 and Subsequent MY	$34
Floor Mat Set – Front – SUV ‘05 and Subsequent MY	$40
Floor Mat Set – Front – Van ‘05 and Subsequent MY	$22
Floor Mat Set – Rear – Passenger Car ‘05 and Subsequent MY	$24
Floor Mat Set – Rear – SUV ‘05 and Subsequent MY	$45
Floor Mat Set – Rear – Van ‘05 and Subsequent MY	$30

ATTACHMENT 1C and 3C

GENERAL MOTORS 2008 CALENDAR YEAR
DAILY RENTAL GUARANTEED RESIDUAL PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 24, 2008

Foot Pedal Pad	$5
Foot Pedal Pad – Multiple	$10
Hanger Hook	$ 5
Hawaii Outer Island Shipping Fee	$ 75
Hawaii Ship Back Surcharge	$450
Interior Emblem	$ 8
Interior Emblem – Multiple	$ 16
Key - Electronic Engine	$ 27
Key – Engine	$ 7
Key – Trunk	$ 4
Keyless Remote (1) Includes programming	$ 65
Keyless Remote (2) Includes programming	$120
Keyless Remote Reprogram 1 or 2	$ 30
Manual – All Other	$ 10
Manual – Cadillac	$ 25
MET Verification	$75
Misc. MET #1	$ 10
Misc. MET #2	$ 20
Misc. MET #3	$ 30
Mobile Office Package	$204
On Site Repair Verification	$ 75
Onstar Antenna (Glass Mounted)	$ 32
Organizer Package Cargo	$120
Pontiac Aztek Cooler	$ 65
Radio Knob	$ 5
Repair Verification	$ 75
Seat Belt Molding	$ 5
Spare tire cover (Passenger car - trunk)	$45
Trunk Mat – Cadillac	$ 34
U – Van Air Kit	$101
EXTERIOR
Antenna Mast	$ 8
BODY SIDE MLDG F DR CAR	$70
BODY SIDE MLDG F DR TRK	$65
BODY SIDE MLDG F FDR CAR	$28
BODY SIDE MLDG F FDR TRK	$28
BODY SIDE MLDG QTR PNL CAR	$65
BODY SIDE MLDG QTR PNL TRK	$211
BODY SIDE MLDG R DR CAR	$60
BODY SIDE MLDG R DR TRK	$126
Convertible Boot – Center Cover	$192
Convertible Boot – Outer Cover	$377
Convertible Boot Bag	$ 55
DOOR REVEL MLDG CAR 1	$55

ATTACHMENT 1C and 3C

GENERAL MOTORS 2008 CALENDAR YEAR
DAILY RENTAL GUARANTEED RESIDUAL PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 24, 2008

DOOR REVEL MLDG CAR 2	$55
GM LOGO SMALL ALL	$8
Hood Ornament	$ 25
NAME PLATE REAR CAR	$19
NAME PLATE REAR TRK	$33
Plastic Lug Nut Cover	$ 13
ROCKER MLDG CAR 1	$185
ROCKER MLDG CAR 2	$185
ROCKER MLDG TRK 1	$192
ROCKER MLDG TRK 2	$192
ROOF SEAM MOLDING LT CAR	$31
ROOF SEAM MOLDING RT CAR	$31
Spare Tire Cover – Truck only	$ 72
Spare Tire Hanger – Van	$ 50
WHEEL 1 COVER TRUCK	$51
WHEEL 1 COVER CAR	$37
WHEEL 1 CTR CAP CAR	$24
WHEEL 1 CTR CAP TRK	$36
WHEEL 2 COVER TRUCK	$51
WHEEL 2 COVER CAR	$37
WHEEL 2 CTR CAP CAR	$24
WHEEL 2 CTR CAP TRK	$36
WHEEL 3 COVER TRUCK	$51
WHEEL 3 COVER CAR	$37
WHEEL 3 CTR CAP CAR	$24
WHEEL 3 CTR CAP TRK	$36
WHEEL 4 COVER TRUCK	$51
WHEEL 4 COVER CAR	$37
WHEEL 4 CTR CAP CAR	$24
WHEEL 4 CTR CAP TRK	$36
Windshield Glass	$220

To facilitate throughput of the vehicle, the MET item value is not charged against the $400 damage allowance.

ATTACHMENT 1C and 3C

GENERAL MOTORS 2008 CALENDAR YEAR
DAILY RENTAL GUARANTEED RESIDUAL PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 24, 2008

MISCELLANEOUS – MET ITEM

The MET program also includes the acceptance of vehicles with miscellaneous missing or broken items to facilitate vehicle turn-ins.  Examples of these items are:

➢	Missing/broken knobs and switches
➢	Loose rear speaker wires
➢	Missing windshield washer cap
➢	Missing emblems

The MET codes for these items reflect a flat rate charge as follows:

MET #1………………………$10
MET #2………………………$20
MET #3………………………$30
MET #4………………………$40
MET #5………………………$50

Hawaii Outer Island Shipping Fee……………………………………….…….… $75

Hawaii Ship-Back Surcharge. ………………………………………..…...…..……$450

“Poor Prior Repairs” – Maximum……………………………………………$700

Vehicles will be accepted with “Poor Prior Repairs” up to $700 and charged as a MET item if requested by the Daily Rental Company (refer to I-D, Damage Allowance, Normal Wear and Tear).

ATTACHMENT 1C and 3C

GENERAL MOTORS 2008 CALENDAR YEAR
DAILY RENTAL GUARANTEED RESIDUAL PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 24, 2008

EXHIBIT D, 1 of 2

MID – RAIL ASSEMBLY

The Mid – Rails are structural components located directly below the occupant compartment of a vehicle just inboard of the inner rocker panel.  They are welded to the Torque Box and the vehicle floor pan.

A.	ACCEPTABLE DAMAGE

1.	Minor dents in the Torque Box Cover not caused by collision.
2.	Minor dents in the surface of the Mid-Rail that do not bulge, dent or in anyway deform the sides of the rail.
3.	Stamped holes in the Mid - Rail that are enlarged or deformed but not torn.
4.	Scrapes and scratches confined to the surface of the Mid-Rail not exceeding 12”.
5.	Minor damage to the Mid - Rail caused by the assembly process’ use of Jigs and Fixtures.

B.	REPAIRS

1.	There are no acceptable or approved repairs.

C.	CAUTIONS / CONCLUSION

1.	TIE DOWN HOLES

a.	Mid – Rails are not a component of vehicle tie down. Stamped holes in the

Mid – Rail cannot not be used for vehicle tie down. Tie down slots are typically 18mm X 35mm reinforced slots in the underbody.  Four to six slots per vehicle are engaged via common hardware to secure a vehicle to commercial transportation equipment.

2.	JACKING AND LIFTING

a.	Significant damage to the Mid – Rail can occur from improper lifting.
b.	Reasonable care should be taken when jacking or lifting any vehicle. Proper jack and hoist placement locations are shown in the vehicle’s Owners Manual and Shop Manual.

ATTACHMENT 1C and 3C

GENERAL MOTORS 2008 CALENDAR YEAR
DAILY RENTAL GUARANTEED RESIDUAL PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after March 24, 2008

EXHIBIT D, 2 0f 2

ENGINE CRADLE

The engine cradle is generally the lowest part of the vehicle.  Due to its location on the vehicle, it is subject to abrasions, scarring, and minor denting from road debris.  These conditions are normal and not indicative of a product failure or evidence of prior front-end damage.

Upon inspection, minor conditions such as the above are to be noted, as non-chargeable as long as there is no disclosure of prior damage or repair to the front of the vehicle, or evidence of misalignment.  The Turn Back Guidelines clearly allow the Rental Account to replace the engine cradle, as it is a bolt on part.  Sectioning or pulling this part is not allowed.

ATTACHMENT 2

Vehicle Line Mix	2009MY		2009 MY Allowance	Incentive Summary
	Current -Units-	Negotiated Funds $/Unit	Total Cost $/Unit	Negotiated Funds Total $	Total Cost Total $
Aveo	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Cobalt	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
G5	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Vibe	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Astra	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
HHR	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Subtotal	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Malibu	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
G6	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
G6 Convert	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Aura	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
G8	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Subtotal	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
LaCrosse	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Impala	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Lucerne	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Subtotal	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
DTS	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
STS	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
SRX	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CTS	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
XLR	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
SAAB	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Subtotal	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Vue	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
H2	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
H3	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TrailBlazer	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Envoy	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Tahoe	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Yukon	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Escalade	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Suburban	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Yukon XL	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Silverado 900	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Sierra 900	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Canyon	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Colorado	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Avalanche	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Subtotal	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Corvette	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Solstice	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Sky	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Subtotal	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Enclave	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Traverse	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Equinox	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Torrent	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Acadia	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Outlook	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Subtotal	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Express	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Savanna	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Subtotal	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Repurchase Totals	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Date	Avis Acknowledged and Agreed	GM Approved

ATTACHMENT 3

GENERAL MOTORS CORPORATION
2009MY SHORT-TERM YT1 - DAILY RENTAL PURCHASE PROGRAM GUIDELINES

1.	PROGRAM NAME AND NUMBER:

2009 Model Year Short-Term Daily Rental Purchase Program for Daily Rental Operators
Program Code: YT1
Program No. 03-09-GRP1-1

2.	PROGRAM DESCRIPTION:

To provide General Motors dealers certain purchase information on selected 2009 model year passenger cars and light duty trucks sold and delivered by GM dealers to qualified daily rental operators and eligible for purchase by General Motors in accordance with the guidelines herein.

This program contains the following attachments:

Attachment 3A:	Vehicle Depreciation Rates
Attachment 3B:	Required Minimum Equipment Levels
Attachment 3C:	GM 2008CY Daily Rental Guaranteed Residual Program Turn-In Standards And Procedures

3.	PROGRAM ALLOWANCES:

The purchase amount shall be calculated beginning with dealer invoice including freight.  Deducted from Dealer Invoice will be depreciation factored on the monthly depreciation rate times 12 months and divided by 365 days in the year multiplied by the number of days in service determined by the day the vehicle is returned to and accepted by General Motors in accordance with GM 2008CY Daily Rental Guaranteed Residual Program Turn-In Standards And Procedures (Attachment 3C).

-
Return purchase amount will be net of calculated depreciation and applicable damage including MET items and/or mileage penalties as well as any other applicable administration fees as noted in the GM 2008CY Daily Rental Guaranteed Residual Program Turn-In Standards And Procedures (Attachment 3C).

-	In-service date shall be five (5) days following the expiration in-transit date as shown on the factory invoice.

-	Out-of-service date shall be the date the vehicle is returned to an approved GM turn-insite provided the rental fleet customer meets all program parameters and completes thesign-off procedures.

Vehicles are not eligible for Preferred Equipment Group (P.E.G.)/Option package discounts.

ATTACHMENT 3

The following models are not eligible:  Van Conversions (including Hi-Cube and Step-Van), Full Size Cargo Vans, Hummer H1, Saturn Astra, and Select Saab Models.

Vehicles delivered from dealer inventory are not eligible for enrollment in the 2009 Daily Rental Purchase Program.

4.           ORDER/ DELIVERY/IN-SERVICE/PRODUCTION PERIOD:

Order - beginning with announcement of the 2009 model year program and ending when dealers are notified that 2009 model year orders are no longer being accepted.

Fleet Order Type                                                                           FDR
Mandatory Ordering Options                                                     VN9 + YT1
Customer Assigned UPC
Minimum Equipment                                                                     See Attachment 3B

Delivery

All eligible units must be delivered to the ultimate customer through a General Motors dealership or a qualified drop-ship location.  Purchases or deliveries made through any other entity or individual are ineligible for payment.

All deliveries to customers with a valid Fleet Account Number (GM FAN) must be reported as fleet deliveries regardless of order type.

Required Fleet Delivery Type                                                                                     020 – Daily Rental

IMPORTANT - Acceptance of an order on any vehicle line does not constitute a commitment to build or to build in a requested time frame.

In-Service Requirements
Minimum In-Service Period - 5 months
Maximum In-Service Period - 12 months
Mileage Requirements:
-           0-150 days in Service - 19,000 Free Miles
-	151-365 days in Service - 24,000 Free Miles
-	Excess Mileage Charge: $0.40/excess mile

All units to be purchased by General Motors Corporation under this program must be returned and accepted by September 30, 2010.  Non-returned vehicles must remain in service a minimum of six (6) months (180 days) from in-service date as noted on page 1 of these program guidelines.  GM reserves the right to audit the rental company to ensure compliance with the minimum six (6) month in-service requirement.  Frame, fire and/or water damaged vehicles which are ineligible for purchase have no minimum in-service period.  Documentation on these vehicles must be retained on file for audit purposes.

5.	ELIGIBLE MODELS/REQUIRED OPTIONS AND/OR ORDER TYPES:

Eligible models are all new and unused 2009 General Motors models, specified on Attachment 3A, with required minimum factory installed equipment levels specified on Attachment 3B and processing options ordered for qualified daily rental operators for use as daily rental vehicles and delivered by GM dealers.

ATTACHMENT 3

All qualified fleet orders for eligible models received from dealers must contain a valid Fleet Order Type.

Ordering Instructions:  All purchase orders must contain fleet processing option VN9, YT1 and your customer UPC processing code.  Vehicles must be ordered with minimum option requirements specified on Attachment 3B.

Dealer must take full responsibility for including the proper processing option on all orders.  Should errors occur in the ordering of vehicles, resulting in diversions or re-invoicing, the dealer may be charged an administrative fee.

All qualified fleet orders for eligible models received from the dealer must contain the Fleet Account Number (GM FAN) of record and account name.

The ordering entity is responsible for checking dealer order acknowledgements to verify accuracy of order submitted.  Qualifying dealer orders currently on hand or in the system can be amended or canceled and reordered if they have not been released to production and the appropriate codes are included.  This is the ordering dealer's responsibility.

Fleet orders submitted with Fleet Processing Option VN9 and incompatible retail incentive options will be rejected with an error message.

Colors Not Eligible for Purchase - Refer Mandatory Optional Equipment.

Required Options - Processing Option VN9+YT1 and your customer assigned UPC processing code must be ordered by the dealer on purchase vehicles to be enrolled in the 2009 Model Year Daily Rental Purchase Program.  Processing Option VN9 will provide a net invoice - less holdback.

6.	COMPATIBLE INCENTIVE/ALLOWANCE PROGRAMS:

Vehicles enrolled in the 2009 Model Year Daily Rental Purchase Program are not eligible for any other fleet/retail program, including, but not limited to, the Dealer Fleet Ordering Assistance Program (VQ), and any General Motors Dealer Rent A Car program.

7.	METHOD OF APPLICATION: Not Applicable.

8.	METHOD OF PAYMENT:

For payment method details, please see the General Turn in Procedures section Vll, item F (Payments) in the GM 2008CY Daily Rental Guaranteed Residual Program Turn-in Standards And Procedures (Attachment 3C) document.

9.	FINAL DATE FOR SUBMISSION OF APPLICATIONS AND RESOLUTION OF ALL APPLICABLE REJECTS: Not Applicable

10.	POLICY FOR CORRECTING VEHICLE PROGRAM STATUS:

Units are eligible to be moved from one program type to another upon submitted request to General Motors.  Based on verification and3approval by General Motors, vehicles will be invoice adjusted in BARS to reflect a change in program enrollment.  BARS will electronically transmit an updated Enrollment Record to RIMS within 3 business days thereby acknowledging the change though out all General Motors systems.  For example, units can be moved from long-term tiered depreciation programs to short-term flat rate depreciation programs or vice versa.  Some examples of acceptable situations are errors due to GM VOMS order editing tables and customer/dealer order entry (Note:  Examples listed are not intended to be an inclusive list of acceptable reasons for change.  Other reasons may also be valid).

ATTACHMENT 3

General Motors will make every effort to accommodate request to rectify errors in program status.  Unfortunately General Motors can not correct program status errors outside of its control. It is the responsibility of the rental account to identify such problems and make request on a VIN detail basis prior to the vehicle entering the auction process.  Changes will not be considered after the vehicle has a valid Grounding Record in RIMS.

Request for program change on 2009 model year vehicles must be made prior to December 31, 2009 and 15 business days prior to a valid grounding record in RIMS.  No change will be considered on in-service vehicles outside of this policy.

11.	OTHER PROGRAM GUIDELINES:

A.	This is the General Motors guideline regarding the definition of a "rental" vehicle:

"The bona fide rental of a vehicle involving use and payment by a customer on an hourly, daily, weekly, or monthly basis.  Usage of any such vehicle(s) by a customer for a period of four (4) consecutive months or longer shall be deemed to constitute leasing and not rental and will make the vehicle ineligible for purchase."

In the event a vehicle enrolled in the Daily Rental Purchase Program is found to be on-rent (lease) to a customer in excess of the above guideline, or if the customer consecutively rents multiple enrolled vehicles for an aggregate term of four (4) or more months, all vehicles involved in such transactions will not be considered rental and will be ineligible for purchase.  If necessary, General Motors will audit the rental company to ensure compliance with this guideline.

ATTACHMENT 3A
YT1 Parameters and Rates
2009 Model Year Program

Vehicle Segment	Depreciation	Depreciation
	$/month	$/month
Brand	1st Cycle 2009 MY	2nd Cycle 2009MY
Aveo	[REDACTED]	[REDACTED]
HHR	[REDACTED]	[REDACTED]
Cobalt	[REDACTED]	[REDACTED]
Vibe	[REDACTED]	[REDACTED]
Astra	[REDACTED]	[REDACTED]
G5	[REDACTED]	[REDACTED]

G6	[REDACTED]	[REDACTED]
G6 Convertible	[REDACTED]	[REDACTED]
Malibu	[REDACTED]	[REDACTED]

Impala	[REDACTED]	[REDACTED]
G8	[REDACTED]	[REDACTED]
LaCrosse	[REDACTED]	[REDACTED]
Aura	[REDACTED]	[REDACTED]

Solstice	[REDACTED]	[REDACTED]
Sky	[REDACTED]	[REDACTED]

Lucerne	[REDACTED]	[REDACTED]

DTS	[REDACTED]	[REDACTED]
STS	[REDACTED]	[REDACTED]
CTS	[REDACTED]	[REDACTED]
SAAB 9-3	[REDACTED]	[REDACTED]
SAAB 9-5	[REDACTED]	[REDACTED]
Corvette	[REDACTED]	[REDACTED]
XLR	[REDACTED]	[REDACTED]
SRX	[REDACTED]	[REDACTED]

Colorado	[REDACTED]	[REDACTED]
Canyon	[REDACTED]	[REDACTED]
Vue	[REDACTED]	[REDACTED]
Equinox	[REDACTED]	[REDACTED]
Torrent	[REDACTED]	[REDACTED]

Acadia	[REDACTED]	[REDACTED]
Outlook	[REDACTED]	[REDACTED]
Enclave	[REDACTED]	[REDACTED]
Traverse	[REDACTED]	[REDACTED]

TrailBlazer	[REDACTED]	[REDACTED]
Envoy	[REDACTED]	[REDACTED]
Hummer H3	[REDACTED]	[REDACTED]
Hummer H2	[REDACTED]	[REDACTED]

Express Van	[REDACTED]	[REDACTED]
Savanna Van	[REDACTED]	[REDACTED]
Silverado/Avalanche	[REDACTED]	[REDACTED]
Sierra	[REDACTED]	[REDACTED]
Tahoe	[REDACTED]	[REDACTED]
Yukon	[REDACTED]	[REDACTED]
Suburban	[REDACTED]	[REDACTED]
Yukon XL	[REDACTED]	[REDACTED]

Escalade	[REDACTED]	[REDACTED]

Comments

Holding Period
5 Month min-12 month maximum

Damage Allowance - $400

151-365 days in Service
24,000 Free Miles
$0.41/mile mileage penalty

In-Service Date (Expiration In Transit + 5 Days):

First Cycle – Up to January 10, 2009
Second Cycle – January 11, 2009 and Beyond

0-150 days in Service
19,000 Free Miles

ATTACHMENT 4

GENERAL MOTORS CORPORATION
2009 MODEL YEAR PURCHASE-RENTAL RECLASSIFICATION PROGRAM

1.	PROGRAM NAME AND NUMBER:

2009 Model Year Purchase-Rental Reclassification Program for Daily Rental Operators
Program Code: CDZ / MXR
Program No. 04-09RCL-1

2.	PROGRAM DESCRIPTION/RULES:

Vehicles eligible for the repurchase-rental reclassification program must have an average of [REDACTED] prior to resale in the used car market.  Eligible GM models are detailed in Attachment 4A.  It is the rental account’s responsibility to maintain on file verification of vehicle mileage at the time the vehicle is sold in the used car market.  GM reserves the right to audit the rental company to insure compliance with this guideline.  Excluded from the mileage average would be those units deemed total loss damage/scrapped units as identified in a total application verification file submitted by the rental account, which will include units ineligible for return under the program guidelines, in conjunction with the electronic data file required for RIMS processing.

Rental customers must submit [REDACTED] of the total agreed to contractual volume (excluding any rejected turnback units), before GM will process a reclassification application.  All submissions must be identified by VIN through electronic media transmission to GM – (C3 De-Enroll File Format.) Once processed, these units will be identified in the GM’s auction system (RIMS) as permanent auction rejects and will be ineligible for return to GM.

Rental customers may post repurchase daily rental purchase vehicles for sale on GMAC’s SmartAuction website before being returned to GM.  However, vehicles posted for sale must be de-enrolled from the repurchase program (whether they sell on SmartAuction or not).  They may be included in the reclassification program subject to the other terms and conditions of this Program.

Permanently rejected auction vehicles are also considered ineligible for reclassification incentive allowances (See Attachment 4A for specific incentive allowances) and will not count toward the [REDACTED] submission.  No exceptions will be made, including but not limited for reasons of frame, fire or flood damage, for the 2009 model year reclassification program.

Vehicles previously turned-in and accepted by a GM-Sponsored Auction location are not eligible for reclassification.

Vehicles selected for reclassification by the rental customer, which are not deemed “permanent rejects” must have been used exclusively in daily rental business, and must comply with the terms and conditions outlined in GM's National Fleet Purchase Program for the appropriate 2009 model year.

ATTACHMENT 4

3.	APPLICATION FOR PAYMENT:

Application for payment will be accepted on a quarterly basis.  Reclassification applications must be submitted to RIMS using an FTP service i.e. FileDrive in the DE_ENROLL file format.

Final date of submission for payment for the 2009 Model Year:  June 30, 2011.

4.	OTHER PROGRAM GUIDELINES:

Rental customer agrees to retain any documents or records relevant to vehicles purchased under this program and/or claims submitted for payment under this program for two years after the close of this program.  Rental customer agrees to permit any designated representative of GM to examine audit and take copies of any accounts and records the rental customer is to maintain under this program.  The rental customer agrees to make such accounts readily available at its facilities during regular business hours.  GM agrees to furnish the rental customer with a list of any reproduced records.

GM reserves the right to cancel, amend, revise or revoke any program at any time based on its sole business judgements.  Final decisions in all matters relative to the interpretation of any rule or phase of this activity rests solely with General Motors.

RECLASS INCENTIVE DETAIL
ATTACHMENT 4A

MXR	ATTACHMENT 4A
BRANDS	RELASS INCENTIVE
AVEO	[REDACTED]
COBALT	[REDACTED]
G5	[REDACTED]
ASTRA	[REDACTED]
VIBE	[REDACTED]
HHR	[REDACTED]

MALIBU 386	[REDACTED]
G6 NON-CONV	[REDACTED]
G6 CONVERTIBLE	[REDACTED]
AURA	[REDACTED]
G8	[REDACTED]

LACROSSE	[REDACTED]
IMPALA	[REDACTED]
LUCERNE	[REDACTED]

DTS	[REDACTED]
STS	[REDACTED]
SRX	[REDACTED]
CTS	[REDACTED]
XLR	[REDACTED]
SAAB 9-3	[REDACTED]
SAAB 9-5

VUE	[REDACTED]
H2	[REDACTED]
H3	[REDACTED]
TRAILBLAZER	[REDACTED]
ENVOY	[REDACTED]
TAHOE	[REDACTED]
YUKON	[REDACTED]
ESCALADE	[REDACTED]
SUBURBAN	[REDACTED]
YUKON XL	[REDACTED]

SIERRA 900	[REDACTED]
SILVERADO 900	[REDACTED]
CANYON	[REDACTED]
COLORADO	[REDACTED]
AVALANCHE	[REDACTED]

SOLSTICE	[REDACTED]
SKY	[REDACTED]
CORVETTE	[REDACTED]

ENCLAVE	[REDACTED]
TRAVERSE	[REDACTED]
EQUINOX	[REDACTED]
TORRENT	[REDACTED]
ACADIA	[REDACTED]
OUTLOOK	[REDACTED]

EXPRESS	[REDACTED]
SAVANNA	[REDACTED]

09MY GRAND TOTAL	[REDACTED]

ATTACHMENT 5

GENERAL MOTORS CORPORATION
2009 MY RISK VX7 - NATIONAL FLEET RISK PURCHASE PROGRAM GUIDELINES

1.	PROGRAM NAME AND NUMBER:

2009 Model Year National Fleet Risk Purchase Program for Daily Rental Operators
Program Code: VX7
Program No. 05-09VX7-1

2.	PROGRAM DESCRIPTION:

This program makes available to General Motor’s dealers and qualified long-term daily rental fleet customers, allowances on select 2009 model year General Motors vehicles sold and delivered to qualified long-term daily rental customers/users.

A qualified long-term daily rental fleet customer/user is defined as any company that purchases and registers or leases five (5) or more new cars and/or trucks for use in its operations during the current or preceding model or calendar year or preceding twelve (12) month period or that owns or leases fifteen (15) or more cars and/or trucks for use in its operations.

A qualified long-term daily rental fleet customer/user must have a General Motors Fleet Account Number (GM FAN) to be eligible for any General motors fleet incentive.

The qualified long-term daily rental fleet user must be the customer who purchases the vehicle directly from the General motors dealer and who meets the 6 month in-service requirement.

This program contains the following attachments:

Attachment 5A:	Required Minimum Equipment Levels

3.	PROGRAM START DATE/PROGRAM END DATE/IN SERVICE PERIOD:

Program Start Date:	Opening of 2009 model year ordering system
Program End Date:	When Dealers are notified that 2009 model year fleet orders are no longer being accepted by General Motors
In-service Period:
Minimum seven (7) months.  If, however, a vehicle has been damaged beyond repair, i.e., fire, frame, or water damage, etc., and documentation is available to support the condition, this provision will be waived.

4.	ELIGIBLE MODELS/ALLOWANCES /REQUIRED OPTIONS/ORDER CRITERIA/OTHER REQUIREMENTS/CHARGEBACK CRITERIA:

Eligible Models/Allowances:

Units ordered with option VX7 received order date price protection (PRP) and an invoice credit of $ per unit listed below.

ATTACHMENT 5

$ Per unit – All GM Models Including Saturn & Saab - $0.00
(Hummer 1 Units are excluded from this program).

Any GM model not specifically noted above is not eligible for this incentive (VX7).

Required Options/Order Criteria:

Vehicle purchased under the 2009 Model Year National Fleet Risk Purchase Program must be ordered with VX7 and appropriate customer identifier as stated in the contractual agreement and will not be eligible for retail sale incentives.

Option - VX7
Order Type – FDR (Fleet Daily Rental)

Vehicles ordered under the VX7 program are not eligible for the retail alternative program. VX7 program incentive amounts are available exclusively to the ultimate daily rental fleet customer.

Eligible vehicles under the VX7 program are required to comply with minimum factory installed equipment levels specified (see “2009 MY VX7 Minimum Equipment File” – Attachment 5A).

Other Requirements/Chargeback Criteria:

All moneys paid that do not meet the program requirements will be charged back.  General Motors reserves the right to audit dealer records and disqualify any sales allowance in the event such sales do not meet the program guidelines.  All moneys improperly paid will be charged back.

5.	METHOD OF APPLICATION/FINAL DATE FOR SUBMISSION OF APPLICATION & RESOLUTION OF REJECTS:

Method of Application:	Order Option VX7
Final Date for Submission of Application/Resolution of Rejects:	December 31, 2009

6.	INCENTIVE CODE/METHOD OF PAYMENT:

Incentive Code:	VX7
Method of Payment:	Invoice Credit

7.	DELIVERY REPORTING/COMPATIBLE INCENTIVE & ALLOWANCE PROGRAMS FOR FLEET CUSTOMERS (GM FAN HOLDERS):

Delivery Reporting:

Vehicles delivered to fleet customers must be reported with one of the following delivery types under this program.  All deliveries to customers with a valid GM fleet account number must be reported as fleet deliveries, regardless of order type.

ATTACHMENT 5

Del Type Description – Fleet Sales
Type – 020 Daily Rental

Compatible Incentive & Allowance Programs:

Vehicles delivered to fleet customers with the above delivery type may be eligible for the following other incentive programs.  Because not all the programs listed below may be combined with each other, consult the guidelines of each program in question.  Programs not listed below would not be compatible unless the specific guidelines indicate otherwise.

FLEET CUSTOMERS (GM FAN HOLDERS)	YES/NO
GENERAL
GM MOBILITY	(MOB/MOC/R8L) Y
SALESPERSON / SALES MGR. INCENTIVES	N
CASH DIRECT MAILS/PRIVATE OFFERS/GENERAL
COUPONS/CERTIFICATES/NON-CASH VENDOR PROGRAMS	N
GM BUSINESS CARD	(UDB) N
CONSUMER CASH	N
DEALER CASH	N
BONUS CASH	N
OPTION PACKAGE DISCOUNTS	N
PRICING
PRICE PROTECTION/BONA FIDE SOLD ORDER	(PPT W/VX7) N
PRICE PROTECTION/NET INVOICE	(PRP) Y
ORDER/DELIVERY
FLEET ORDERING & ASSISTANCE	(VQ1/VQ2/VQ3) Y
INTRANSIT INTEREST CREDIT	(C4C) Y
RENTAL
REPURCHASE	(VN9) N
FLAT-RATE REPURCHASE	(YT1 THROUGH YT9) N
RISK	(VX7) X
GM DEALER RENT-A-CAR	(FKR/FKL) N
GOVERNMENT
PSA/PURA/BID ASSISTANCE/CE	(R6D/PBP/PBS) N
FLEET/COMMERCIAL
NATIONAL FLEET PURCHASE PROGRAM	(FVX/FPP) N
RETAIL ALTERNATIVE	(CNC/CNE/CSE/CSR/CWE) N
SMALL FLEET APR ALTERNATIVE	(XMC) N
GM'S BUSINESS CUSTOMERS CHOICE	N
TRUCK STOCKING	(TSI) N
MOTOR HOME INCENTIVE	(R7Y) N
SCHOOL BUS/SHUTTLE BUS/AMBULANCE INCENTIVE	(R6H) N
RECREATIONAL VEHICLE INCENTIVE	(R6J) N
DEMO - LIGHT DUTY DEALER	(DEM/DEE) N
DEMO - LIGHT DUTY SVM	(DES) N
SIERRA FLEET PEG	(R7F/FLS) N
FLEET PREFERRED EQUIPMENT GROUPS	N
COMPETITIVE ASSISTANCE PROGRAMS	(CAP) N

ATTACHMENT 5

8.	DELIVERY REPORTING/COMPATIBLE INCENTIVE & ALLOWANCE PROGRAMS FOR NON-FLEET CUSTOMERS (NON-GM FAN HOLDERS):

Not Applicable – Customer must be a GM FAN holder and use a fleet order type.

9.	OTHER PROGRAM GUIDELINES:

A.	Delivery data is not required to receive the invoice credit but deliveries should be reported as soon as the delivery is made.

B.	Deliveries through secondary dealer codes are eligible.

C.	Customer rebate amount must be spelled out on Buyer’s order, and customer incentive acknowledgement and/or assignment form is not required.

D.
General Motors upfitted vehicles (except RV’s) are eligible provided the vehicle was purchased directly from GM or from another dealer in the United States and proved title to the vehicle was retained by the franchised dealer through the point of sale and delivery to the ultimate fleet customer.  Recreational vehicles are excluded.

E.	This incentive program is available exclusively to the ultimate daily rental fleet customer.

F.
A qualified fleet customer/user is defined as any company that purchases and registers or leases five (5) or more new cars and/preceding model or calendar year or preceding twelve (12) month period or that owns or leases fifteen (15) or more cars and/or trucks.

G.	The qualified daily rental fleet user must always be the customer who purchases the vehicle directly from the General Motors dealer and who meets the in-service requirement.

H.	Canceled fleet orders must be credited and rebilled as retail stock. You should contact your regional office.

10.	GENERAL POLICY GUIDELINES:

A.
All General Motors general guidelines and definition of terms relative to incentive programs that were supplied to your dealership apply to this program.  Refer to GM dealer sales allowance and incentive manual.

B.
General Motors reserves the right to cancel, amend, revise or revoke any program at any time based on its sole business judgment.  Final decisions in all matters relative to interpretation of any rule or phase of this activity rest solely with General Motors.

C.
General Motors reserves the right to audit dealer records and disqualify any sales allowance in the event such sales do not meet the program guidelines.  All moneys improperly paid will be charged back to the dealer.

ATTACHMENT 5

D.
Dealers must retain records to substantiate their claim to an incentive or allowance.  All applications which indicate assignment by the customer to the dealer of a customer incentive must be supported by appropriate documentation retained in the deal file.  If dealer records do not support the claim, the dealer will be charged the amount of allowance or incentive paid.

E.
Any disputes between the customer and the dealer arising from misunderstandings or ambiguities regarding this program which cannot be resolved by referring to appropriate customer incentive acknowledgment and/or assignment form (sample copy displayed in GM dealer sales allowance and incentive manual), the dealer will incur a debit if the payment has already been credited.

ANY QUESTIONS REGARDING THIS PROGRAM SHOULD BE DIRECTED TO THE FLEET ACTION CENTER AT 1-800-FLEET OP OR THE RETAIL SALES GROUP.

ATTACHMENT 6

Vehicle Line Mix	2009MY			2009 MY Allowance	Incentive Summary
	Current -Units-	Negotiated Funds $/Unit	Uplevel Incentive $/Unit	Total Cost $/Unit	Negotiated Funds Total $	Uplevel Incentive Total $	Total Cost Total $
Aveo	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Cobalt	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
G5	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Vibe	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Astra	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
HHR	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Subtotal	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Malibu	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
G6	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
G6 Convert	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Aura	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
G8	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Subtotal	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
LaCrosse	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Impala	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Lucerne	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Subtotal	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
DTS	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
STS	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
SRX	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CTS	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
XLR	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
SAAB	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Subtotal	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Vue	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
H2	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
H3	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TrailBlazer	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Envoy	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Tahoe	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Yukon	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Escalade	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Suburban	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Yukon XL	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Silverado 900	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Sierra 900	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Canyon	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Colorado	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Avalanche	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Subtotal	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Corvette	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Solstice	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Sky	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Subtotal	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Enclave	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Traverse	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Equinox	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Torrent	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Acadia	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Outlook	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Subtotal	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Express	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Savanna	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Subtotal	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Repurchase Totals	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Avis Acknowledged and Agreed	Date	General Motors Approved

ATTACHMENT 6

	Current -Units-	Level II P/U$ %Pen	Level III P/U$ %Pen	Level IV P/U$ %Pen	Level V P/U$ %Pen	Level II	Level III	Level IV	Level V	Level II P/U $	Level III P/U $	Level IV P/U $	Level V P/U $
Aveo	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Cobalt	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
G5	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Vibe	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Astra	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
HHR	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Subtotal	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Malibu	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
G6	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
G6 Convert	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Aura	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
G8	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Subtotal	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
LaCrosse	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Impala	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Lucerne	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Subtotal	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
DTS	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
STS	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
SRX	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CTS	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
XLR	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
SAAB	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Subtotal	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Vue	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
H2	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
H3	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TrailBlazer	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Envoy	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Tahoe	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Yukon	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Escalade	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Suburban	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Yukon XL	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Silverado 900	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Sierra 900	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Canyon	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Colorado	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Avalanche	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Subtotal	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Corvette	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Solstice	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Sky	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Subtotal	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Enclave	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Traverse	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Equinox	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Torrent	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Acadia	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Outlook	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Subtotal	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Express	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Savanna	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Subtotal	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Repurchase Totals	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

ATTACHMENT 7

2009MY GM RENTAL ADVERTISING & PROMOTION GUIDELINES

1.
In all mediums, the phrase “X Rental Company features GM vehicles” must be stated in copy size type, and not in disclaimer size type.  In print this translates to no smaller than 10 pt. type, and for TV the copy should be larger than the network standard for legal disclaimers of 22 scan lines.

2.	Please note that the phrase must use the word “vehicles” and not “cars.”

3.
In TV, the phrase must be on the screen long enough for an average person to notice and read it. For reference purposes, the network standard for the length of time a legal disclaimer must be on the screen is three seconds for the first line and one second for the following lines.  Obviously, we would want to be on longer than this if possible.

4.	A full shot of the vehicle must be displayed, particularly in TV ads. We prefer to have our vehicles identifiable by sight as well as in print.

5.	All vehicles must be identified by manufacturer and nameplate, i.e. Chevrolet Blazer, in print next to the vehicle, as well as in any accompanying copy.

6.	In TV spots, the same identification must be in print or given verbally.

7.	All vehicles used in rental car spots must be stock vehicles, with no alterations.

8.	Any person in a moving vehicle must be shown with their seatbelt on. This point is non-negotiable.

ATTACHMENT 8

EQUIPMENT & SERVICE NOTIFICATION

Equipment & Service Notification

New vehicles that include OnStar, and are ordered using a daily rental order-type, will be eligible for one year of OnStar commencing with the reported new vehicles delivery date.  Unless otherwise stipulated in an agreement between OnStar and the rental company, only OnStar Safe and Sound service levels will be available while any vehicle is in daily rental service.  For daily rental applications, an OnStar blue button press may be handled by a recorded message or a live advisor.  Specific processes for managing services like remote door unlocks, stolen vehicle assistance and assuring rental privacy are either already in place with the rental company or will be established upon request.  OnStar equipped vehicles may have stolen Vehicle Slowdown capability that enables OnStar to slow down a stolen vehicle remotely to assist authorities in its recovery.

Daily rental accounts agree to include the following or other approved language in the rental contract to describe OnStar services that may be available”

I understand that my rental Vehicle may be equipped with the OnStar system that may provide emergency services, navigation assistance, and other OnStar services, including Stolen Vehicle Slowdown capability, and I expressly authorize the Services.  I understand that Services are provided subject to the OnStar Terms and Conditions available by calling 1-888-466-7827.  SERVICES REQUIRES VEHICLE ELECTRICAL SYSTEM AND EQUIPMENT, WIRELESS SERVICE AND SATELLITE TECHNOLOGIES TO BE AVAILABLE AND OPERATING FOR THE ONSTAR SYSTEM TO FUNCTION PROPERLY.  ALL SERVICES ARE NOT AVAILABLE EVERYWHERE, PARTICULARLY IN REMOTE OR ENCLOSED AREAS, OR AT ALL TIMES.  All Services are not available on all rental vehicles.  OnStar acts as a link to existing emergency and other service providers.  Onstar cannot promise that any service providers will respond in a timely manner or at all.  If the OnStar advisor does not hear a request for assistance from the vehicle occupants, the advisor will not contact emergency service providers.   Services are limited and neither OnStar nor the rental company is liable for conditions or services outside their control.

Any information (e.g. navigation assistance) provided through the Services is on an “as is” basis and OnStar, its service providers and the rental company shall not be liable to me or any user of the Services in connection with the use of such information.  I agree to release and hold the rental company and the OnStar service providers harmless for any OnStar system failures.  I also agree to limit claims against OnStar for damages for any losses under any theory to the pro rata promotion of my fees for use of the rental vehicle for one day.

ATTACHMENT 9

Month/YR	Payment Register Transmission Date	Bank Account Settlement Date
JAN 08	Fri 1/4/08	Thu 1/10/08
FEB 08	Tue 2/5/08	Mon 2/11/08
MAR 08	Thu 3/6/08	Tue 3/11/08
APR 08	Fri 4/4/08	Wed 4/9/08
MAY 08	Tue 5/6/08	Fri 5/9/08
JUN 08	Thu 6/5/08	Tue 6/10/08
JUL 08	Tue 7/15/08	Mon 7/21/08
AUG 08	Tue 8/5/08	Mon 8/11/08
SEP 08	Fri 9/5/08	Wed 9/10/08
OCT 08	Fri 10/3/08	Thu 10/9/08
NOV 08	Fri 11/7/08	Wed 11/12/08
DEC 08	Thu 12/4/08	Tue 12/9/08

July payments for June activity will not occur until after the GM shutdown per program guideline documents